M’S VERSATILE PRODUCT®

M’S VERSATILE PRODUCT® VI PROSPECTUS MAY 1, 2025

M’s Versatile Product, Policy #P98-52M (“MVP”), M’s Versatile Product, Policy #P04MVP for Policies issued until October 31, 2006 (“MVP-2004”) and MVP VI, Policy #P04MVP for Policies issued on or after November 1, 2006 (“MVP VI”) are flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company (“Pacific Life”) (collectively referred to as “Policy” or “Policies”) through Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Universal life insurance means you can accumulate cash value and the Policy provides a Death Benefit to the Beneficiary you choose.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. This Policy is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Policy involves risk, including possible loss of principal and previous earnings.

These Policies are no longer offered for sale.

Where To Go For More Information back cover

SPECIAL TERMS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Policy means an MVP or MVP VI variable universal life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your financial professional or call us at (800) 347-7787. In order to sell this product, a financial professional must be a properly licensed and appointed life insurance producer.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – Business Day — Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Standard Time. In this Prospectus, references to “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. If any transaction is requested for a day that does not exist in a given calendar month, it will occur on the last day of such month. Any systematic pre-authorized transaction scheduled to occur on December 30th or December 31st where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable values at the close of that Business Day. A Business Day is also called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any Surrender Charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and sex (unless unisex rates are required) of the Insured, and the Policy Date and duration.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Segment – is a layer of insurance coverage on the Insured with an associated Face Amount. Any increase in the Face Amount will result in a new Coverage Segment. Any decrease in Face Amount will reduce or eliminate Coverage Segments.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account. Net Premiums and Accumulated Value under the Policy may be allocated to this account for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed LT Account – an account that is part of our General Account. Net Premiums and Accumulated Value under the Policy may be allocated to this account for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Fund – one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Policy Debt is insufficient to pay the Monthly Deduction. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of hypothetical future Policy benefits based on the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit Option, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

In Force – the Policy is in effect and provides a Death Benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity that is required for us to act on a Written Request. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your financial professional if you have questions about the In Proper Form requirement for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, and any additional Investment Options that may be added.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002466 for MVP and 1.002060 for MVP-2004 and MVP VI, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners. See the POLICY BASICS – Owners, the Insured, and Beneficiaries section in this prospectus for more information.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarizes information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges. The Risk Class of each Insured is shown in the Policy Specifications. The Risk Class of each Insured for any additional coverage added after issue will be shown in the Supplemental Schedule of Coverage.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice that will be sent to the last known Address on Record, or by other means where permitted, reflecting certain changes made to your Policy after the Policy Date.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of any Riders providing insurance coverage on the Insured, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request or In Writing – your signed request in writing, that is received by us at our Administrative Office In Proper Form, containing information needed to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

MVP

If you fully surrender your Policy within the first 10 years of Policy issue or any Coverage Segment added to the Policy (each Coverage Segment will have its own 10-year period from the date it went into effect) you will be assessed a surrender charge of up to a maximum of 0.571% ($5.71) per $1,000 of Face Amount. This charge will vary based on the individual characteristics of the Insured and other options chosen.

For example, if you fully surrender your Policy within the first 10 years of Policy issue, you could pay a surrender charge up to $571 on a $100,000 of Face Amount.

MVP-2004 & MVP VI

If you fully surrender your Policy within the first 10 years of Policy issue or any Coverage Segment added to the Policy (each Coverage Segment will have its own 10-year period from the date it went into effect) you will be assessed a surrender charge of up to a maximum of 1.059% ($10.59) per $1,000 of Face Amount. This charge will vary based on the individual characteristics of the Insured and other options chosen.

For example, if you fully surrender your Policy within the first 10 years of Policy issue, you could pay a surrender charge up to $1,059 on a $100,000 of Face Amount.

Fee Tables Surrendering Your Policy
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. These other charges may include charges for each premium paid, withdrawal charges for partial withdrawals, transfer fees for transfers among the Investment Options, substitution of Insured fee, audits of premium/loan fee, duplicate Policy fee, fees for Illustration requests, Death Benefit Option change fee, Risk Class change fee and for requests to increase or exercise certain benefits under an optional rider.

Fee Tables Deductions From Your Premiums Making Withdrawals
Ongoing Fees and Expenses (annual charges)

In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administrative charges, asset charges, Coverage charges, interest on any Policy loans, and the cost of optional benefits available under the Policy. Certain fees and expenses are set based on characteristics of the Insured (e.g. age, sex, and rating classification). Please review the Policy Specifications page of your Policy for rates

Fee Tables Monthly Deductions Appendix: Funds

FEES AND EXPENSES			LOCATION IN PROSPECTUS
applicable to your Policy. You will also bear expenses associated with the Funds you choose under the Policy, as shown in the following table:			Available Under the Policy
ANNUAL FEE	MINIMUM	MAXIMUM
Variable Investment Options (Fund fees and expenses)	0.28%[1]	105.72%[1]

1 As a percentage of Fund net assets.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal and any prior earnings.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a Death Benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Withdrawals are not allowed in the first Policy Year.

Surrender charges apply for up to 10 years after Policy issue and each Coverage Segment added to the Policy. A surrender or withdrawal may be subject to negative tax consequences.

Principal Risks of Investing in the Policy Surrendering Your Policy
Risks Associated with Investment Options

An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy (e.g. Funds).

Each Investment Option (including any Fixed Option) will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Policy Investment Options - Fixed Options Appendix: Funds Available Under the Policy
Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including any Fixed Option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling us at (800) 347-7787 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Policy About Pacific Life
Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s Monthly Deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no Death Benefit will be paid. There are costs associated with reinstating a lapsed Policy and there is no guarantee that a reinstatement will be approved.

Principal Risks of Investing in the Policy Lapsing and Reinstatement

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Not all Investment Options may be available through your financial professional.

Transfers between Investment Options are generally limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply. There is a $25 fee per transfer in excess of 12 transfers per Policy Year. We do not currently impose this charge.

Under the Fixed Options, there are frequency, amount and/or percentage limits on the amount that may be transferred into or out of the Fixed Options. These limits are significantly more restrictive than those that apply to transfers into or out of the Variable Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to the Variable Investment Options. Additional Fixed Option transfer restrictions apply.

Certain Funds may stop accepting additional investments into their Fund or may liquidate a Fund. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transferring Among Investment Options and Market-Timing Restrictions Transfer Services Loans Appendix: Funds Available Under the Policy
Optional Benefits

We offer several optional benefits in the form of a rider to the Policy. These riders can only be selected at Policy issue, may have an additional charge and could be subject to conditions to exercise or underwriting. Your selection of certain optional Riders may result in restrictions on some Policy benefits. Not all riders are available in every state. We may stop offering an optional benefit at any time for new Policy purchases. If you purchased the Minimum Earnings Benefit Rider, Guaranteed Minimum Distribution Rider or Guaranteed Minimum Distribution Rider II, if available, at initial purchase and during the entire time that you own this Rider, you must allocate 100% of the Accumulated Value among the allowable Investment Options as indicated under APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY – Allowable Investment Options.

Optional Riders and Benefits Appendix: Funds Available Under the Policy

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Withdrawals may be subject to ordinary income tax and may be subject to tax penalties. Tax consequences for loans and withdrawals generally differ. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan.

Variable Life Insurance and Your Taxes

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some financial professionals may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and non-cash compensation. We may also provide additional payments in the form of cash, other special compensation or reimbursement of expenses to the financial professional’s selling broker dealer. These financial professionals may have a financial incentive to offer or recommend this Policy over another investment.

Distribution Arrangements
Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you already own.

You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

Policy Exchanges Distribution Arrangements

OVERVIEW OF THE POLICY

Purpose

The primary purpose of the Policy is to provide life insurance Death Benefit protection and flexibility for premium payments, and investment selections to meet your specific life insurance needs. This Policy may be appropriate if you are looking to provide a Death Benefit for family members or others. Discuss with your financial professional whether this Policy, its optional benefits and its Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if this Policy is right for you. Also, before you purchase this Policy, you may request a personalized Illustration of your hypothetical future benefits under the Policy based on your personal characteristics (e.g. Age and Risk Class), Face Amount of your Policy, Death Benefit Option, Death Benefit Qualification Test, planned periodic premium, any Rider requested, and historical or hypothetical gross rate(s) of return.

Premiums

After you pay the first premium payment, the Policy gives you the flexibility to choose the amount and frequency of your additional premium payments within certain limits. You may schedule your premium payments, referred to as planned periodic premium, on an annual, semi-annual, quarterly, or monthly basis. You are not required to pay any planned premiums. However, payment of insufficient premiums may result in a lapse of the Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if the Accumulated Value, less Policy Debt, is not enough to cover the monthly charge on the day we make the deduction. If this occurs, your Policy will enter its Grace Period. The Grace Period is 61 days from the date we send you a notice that explains the sufficient amount to pay to keep your Policy In Force. During the Grace Period, your Policy will remain In Force and continue to provide a death benefit. If sufficient premium has not been made within the Grace Period, your Policy will lapse. You should consider a periodic review of your Coverage with your financial professional. This Policy offers a rider that provides no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section. Also see the Lapsing and Reinstatement section in this prospectus.

Your Net Premium payments may be allocated to Variable Investment Options (each of which invests in a corresponding Fund) and/or Fixed Options which provide a guaranteed minimum interest rate.

Additional information about the Funds is provided in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Policy Features

Death Benefit

While the Policy is In Force, we will pay Death Benefit Proceeds to the Beneficiary upon the death of the Insured. The Death Benefit Proceeds equal the Death Benefit plus any additional benefit provided by a rider less any outstanding loan or unpaid Policy charges. You may choose between three Death Benefit Options:

• Option A – the Total Face Amount of the Policy,

• Option B – the Total Face Amount of the Policy plus the Accumulated Value, or

• Option C – the Total Face Amount of the Policy plus the total premiums that have been paid, less any withdrawals or distributions that reduce your Accumulated Value.

Policy charges vary depending on which Death Benefit Option or Death Benefit Qualification Test is selected.

Withdrawals

You can withdraw part of the Accumulated Value starting on your Policy’s first anniversary (no withdrawals may be made during the first year of the Policy but the Policy may be surrendered during the first year). Each withdrawal must be at least $200 and after a withdrawal, the remaining Accumulated Value less any loan amount must be at least $500. Making a withdrawal may have tax consequences, increase the risk of the Policy lapsing, and reduce Policy values and the Death Benefit. Withdrawals may also be subject to a charge of $25 per withdrawal, but we are not currently imposing this charge.

Surrender

You can surrender your Policy at any time while the Insured is alive. Any outstanding loan, loan interest, or Surrender Charge will be deducted and surrender proceeds will be paid in a single lump sum check. Upon surrender, you will have no life insurance Coverage or benefits under this Policy. The surrender proceeds, or a portion of, may be subject to tax consequences, including a possible tax penalty on Modified Endowment Contract policies for certain situations including, but not limited to surrendering a policy owned by a natural person(s) before age 59½. Please consult your tax advisor.

Loans

You can borrow money from us any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy. The maximum amount available to borrow is less than 100% of your Accumulated Value. Generally, the minimum amount you can borrow is $200. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for a list of state variations to the minimum loan amount. Loans may have tax consequences. A loan is available based on the Accumulated Value allocated to any of the Investment Options. When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow which is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options. Amounts held in the Loan Account are not available to pay any Policy charges. Taking out a loan may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Optional Benefits

The Policy offers the following Investment Option transfer services at no additional cost: dollar cost averaging, portfolio rebalancing, first year transfer, and the Fixed Option interest sweep. You may only participate in one transfer service at any time. You can find additional information about the transfer services in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

The Policy offers several riders (some for an additional charge) that provide supplemental benefits under the Policy. Any charges associated with each rider are presented in the FEE TABLES section below. You can find additional information about the Riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections in this prospectus. Speak with your life insurance producer or contact us to determine which Riders were added to your Policy.

We offer a variety of variable universal life insurance policies. Not every policy we issue is available through every selling broker-dealer. Upon request, your financial professional can provide information regarding our other variable life policies that his or her broker-dealer makes available. You can also contact us to find out more about the availability of any of our variable life policies.

Some selling broker-dealers may not recommend certain features and options of the Policy, as well as limit the overall availability of the Policy, based on issue age or other general investor suitability criteria established by the selling broker-dealer. For example, a firm may choose not to recommend certain optional benefits or Investment Options that are described in this Prospectus. Only those Investment Options and optional benefits available through your firm will be available under your Policy. Before you purchase the Policy, you should ask your financial professional for details about the specific Investment Options, features and optional benefits available through their firm. If a particular feature that interests you is not recommended through your broker-dealer, you may want to contact another broker-dealer or us to explore its availability.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLES for MVP

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)	Upon receipt of premium	3.5% of premium
Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium
Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$5.71 per $1,000 of Face Amount[2]
Withdrawal charge (including any withdrawals under the Automated Income Program)[4]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[3]	Upon transfer of Accumulated Value between Investment Options	$50 per transfer[3]
Substitution of Insured[4]	Upon request for substitution of Insured	$0
Audits of premium/loan[4]	Upon request of audit of 2 years or more	$25 per request
Duplicate Policy[4,5]	Upon request of duplicate Policy	$50 per request
Illustration request[4]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Face Amount increase[4]	Upon effective date of requested Face Amount increase	$100 per request
Death Benefit Option change[4]	Upon request for Death Benefit Option change	$0 per request
Risk Class change[4,6]	Upon request for Risk Class change	$100 per request
Accounting Benefit Rider (Admin Fee)[4]	Upon effective date of specific increase request	$100 per request
Annual Renewable Term Rider (Unscheduled Face Amount Increase)[4]	Upon effective date of requested Face Amount increase	$100 per request
Annual Renewable and Convertible Term Rider[4]	Upon effective date of the addition of a covered person	$100 per request

1 We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2 The surrender charge is based on the Age and Risk Class of the Insured, the Face Amount of the effected Coverage Segment(s), as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3 There is no charge currently imposed upon a transfer

4 We do not currently charge administrative or underwriting service fees.

5 Certificate of Coverage is available without charge.

6 We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$69.75 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[2]
Maximum and current charge	Monthly Payment Date	$7.50
Mortality and expense risk Face Amount charge[3]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.23 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue, with Death Benefit Option A.
Asset charge[2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Minimum and Maximum current charge		0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options
Optional Benefit Charges[5]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	3.25% of Policy’s Loan Account balance annually[4]
Accounting Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$69.75 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0–$4.70 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[6]
Annual Renewable Term Rider
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$69.75 per $1,000 of Net Amount At Risk

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider continued
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$1.23 per $1,000 of Coverage Segment
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Accelerated Living Benefits Rider[9]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.05 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,7

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[8]

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

2 When the Insured reaches Age 100, this charge is reduced to $0.

3 The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4 In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 3.00%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

5 Riders are briefly described under OPTIONAL RIDERS AND BENEFITS. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6 The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 Plus any Annual Renewable and Convertible Term Rider Face Amount.

9 The Rider is briefly described under OPTIONAL RIDERS AND BENEFITS.

FEE TABLES for MVP-2004

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)	Upon receipt of premium	3.5% of premium
Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium
Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]
Withdrawal charge (including any withdrawals under the Automated Income Program)[4]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[4]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]
Substitution of Insured[4]	Upon request for substitution of Insured	$0 per request
Audits of premium/loan[4]	Upon request of audit of 2 years or more	$25 per request
Duplicate Policy[4,5]	Upon request of duplicate Policy	$50 per request
Illustration request[4]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Face Amount increase[4]	Upon effective date of requested Face Amount increase	$100 per request
Death Benefit Option change[4]	Upon request for Death Benefit Option change	$0 per request
Risk Class change[4]	Upon request for Risk Class change	$100 per request
Accounting Benefit Rider (Admin Fee)[4]	Upon effective date of specific increase request	$100 per request
Annual Renewable Term Rider (Unscheduled Face Amount Increase)[4]	Upon effective date of requested Face Amount increase	$100 per request
Annual Renewable and Convertible Term Rider[4]	Upon effective date of the addition of a covered person	$100 per request

1 We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2 The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3 There is no charge currently imposed upon a transfer

4 We do not currently charge administrative or underwriting service fees.

5 Certificate of Coverage is available without charge.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Cost of Insurance[1,2]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[2]
Maximum and current charge	Monthly Payment Date	$7.50
Mortality and expense risk Face Amount charge[3]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.99 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue, with Death Benefit Option A.
Asset charge[2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Minimum and Maximum current charge		0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options
Optional Benefit Charges[5]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]
Accounting Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0–$4.71 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[6]
Annual Renewable Term Rider
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Net Amount At Risk

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider continued
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$2.30 per $1,000 of Coverage Segment
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Guaranteed Minimum Distribution Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider
0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[8] after exercise of the Rider
Reset charge
Minimum and Maximum guaranteed charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%
Minimum and Maximum current charge		0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%
Long Term Performance Rider
Preferred mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[13]
Charge for a representative Insured

Maximum guaranteed and current charge during the first 10 Policy Years is $0.32 per $1,000 of Face Amount for a male nonsmoker who is Age 45 at Policy issue with Guideline Premium Test and Death Benefit Option A

Maximum surrender charge
Minimum and Maximum guaranteed and current charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$76.31 per $1,000 of Face Amount[14]

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Long Term Performance Rider continued
Charge for a representative Insured

Maximum guaranteed and current surrender charge at end of Policy Year 1 is $13.80 per $1,000 of Face Amount for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A

Minimum Earnings Benefit Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.10% of the Alternate Accumulated Value[10] on the Monthly Payment Date
Minimum and Maximum current charge		0.05% of the alternate accumulated value on the Monthly Payment Date
Overloan Protection Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 3.10% of Accumulated Value on date of exercise
Short-term No-lapse Guarantee Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.01–$0.10 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.01 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Termination Credit Rider I
Minimum and Maximum guaranteed and current charge	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[15]
Termination Credit Rider II
Minimum and Maximum guaranteed and current charge	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[15]
Accelerated Living Benefits Rider[12]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.05 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,7
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk[11] for a male non-smoker who is Age 45 at Policy issue

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

2 When the Insured reaches Age 100, this charge is reduced to $0.

3 The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4 In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

5 Riders are briefly described under OPTIONAL RIDERS AND BENEFITS. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6 The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The guaranteed distribution basis is equal to the Accumulated Value less any Policy Debt on the exercise effective date. The exercise effective date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date.

9 The reset charge basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, and minus the guaranteed distribution basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent exercise effective date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

10 The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an Alternate Premium Load, actual monthly deductions taken from the Policy’s Accumulated Value, and an Alternate Accumulated Value Monthly Factor representing an annual interest crediting rate. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295 (3.6% annually), and the Alternate Premium Load rate will never exceed 25% of premiums paid. The Rider also has a Minimum Premium Requirement to remain in effect. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s Minimum Premium Requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The Alternate Accumulated Value Monthly Factor, Alternate Premium Load and Minimum Premium Requirement are shown in the Policy Specifications.

11 Plus any Annual Renewable and Convertible Term Rider Face Amount.

12 The Rider is briefly described under OPTIONAL RIDERS AND BENEFITS.

13 The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$1.99 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

14 The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider Coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

15 The rate shown is our current rate, which is also our maximum guaranteed rate. We may reduce the charge for this Rider, and may even reduce it to $0. If we reduce the charge for this Rider it will apply uniformly to all members of the same Class. The maximum annual termination credit basis equals your Policy’s seven-pay premium at issue, and will be shown in your Policy Specifications. The seven-pay premium is the level annual premium required to pay for the Policy’s future death and endowment benefits, and is shown in your Policy Specifications.

FEE TABLES for MVP VI

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)	Upon receipt of premium	3.5% of premium
Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium
Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]
Withdrawal charge (including any withdrawals under the Automated Income Program)[4]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[4]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]
Substitution of Insured[4]	Upon request for substitution of Insured	$0 per request
Audits of premium/loan[4]	Upon request of audit of 2 years or more	$25 per request
Duplicate Policy[4,5]	Upon request of duplicate Policy	$50 per request
Illustration request[4]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Face Amount increase[4]	Upon effective date of requested Face Amount increase	$100 per request
Death Benefit Option change[4]	Upon request for Death Benefit Option change	$0 per request
Risk Class change[4]	Upon request for Risk Class change	$100 per request
Accounting Benefit Rider (Admin Fee)[4]	Upon effective date of specific increase request	$100 per request
Annual Renewable Term Rider (Unscheduled Face Amount Increase)[4]	Upon effective date of requested Face Amount increase	$100 per request
Annual Renewable and Convertible Term Rider[4]	Upon effective date of the addition of a covered person	$100 per request
Cash Value Enhancement Rider II (Admin Fee)[4]	Upon effective date of specific increase request	$100 per request

1 We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2 The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3 There is no charge currently imposed upon a transfer

4 We do not currently charge administrative or underwriting service fees.

5 Certificate of Coverage is available without charge.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Cost of Insurance[1,2]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[2]
Maximum and current charge	Monthly Payment Date	$7.50
Mortality and expense risk Face Amount charge[2,3]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.99 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Asset charge[2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Minimum and Maximum current charge		0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options
Optional Benefit Charges[5]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]
Accounting Benefit Rider
Cost of insurance
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0–$4.95 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue[6]
Annual Renewable Term Rider
Cost of Insurance
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.03–$83.34 per $1,000 of Net Amount At Risk

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Annual Renewable Term Rider continued
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.38 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue
Mortality and expense risk face amount charge
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$1.99 per $1,000 of Coverage Segment
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.36 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Cash Value Enhancement Rider II
Rider Coverage charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$4.04 per $1,000 of Rider Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.00 per $1,000 of initial Rider Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Cost of insurance
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.03–$83.34 of Net Amount at Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount at Risk for a male non-smoker who is Age 45 at Policy issue
Termination Credit charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.01–$0.27 per $1,000 of Rider Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.06 per $1,000 of Rider Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Guaranteed Minimum Distribution Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider
Minimum and Maximum guaranteed and current charge		0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[8] after exercise of the Rider

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Guaranteed Minimum Distribution Rider continued
Reset charge
Minimum and Maximum guaranteed charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%

Minimum and Maximum current charge		0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%
Guaranteed Minimum Distribution II Rider
Minimum and Maximum guaranteed and current charge	Monthly, beginning on Policy Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider
Minimum and Maximum guaranteed and current charge		0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[10] after exercise of the Rider
Reset charge
Minimum and Maximum guaranteed charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%
Minimum and Maximum current charge		0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%
Long Term Performance Rider
Preferred mortality and expense risk face amount charge
Minimum and Maximum guaranteed and current charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[14]
Charge for a representative Insured

Maximum guaranteed and current charge during the first 10 Policy Years is $0.32 per $1,000 of Face Amount for a male nonsmoker who is Age 45 at Policy issue with Guideline Premium Test and Death Benefit Option A

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Long Term Performance Rider continued
Maximum surrender charge
Minimum and Maximum guaranteed and current charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$85.21 per $1,000 of Face Amount[15]
Charge for a representative Insured

Maximum guaranteed and current surrender charge at end of Policy Year 1 is $13.80 per $1,000 of Face Amount for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A

Minimum Earnings Benefit Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	0.10% of the Alternate Accumulated Value[11] on the Monthly Payment Date
Minimum and Maximum current charge		0.05% of the alternate accumulated value on the Monthly Payment Date
Overloan Protection Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 3.00% of Accumulated Value on date of exercise
Short-term No-lapse Guarantee Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.01–$0.10 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.01 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Accelerated Living Benefits Rider[13]
Minimum and Maximum guaranteed and current charge	At exercise of benefit	$150
Accidental Death Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.10 per $1,000 of Coverage Segment for a male non-smoker who is Age 45 at Policy issue
Annual Renewable and Convertible Term Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount
Minimum and Maximum current charge		$0.02–$18.52 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.30 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Current charge during Policy Year 1 is $0.07 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of Coverage Segment for a male non-smoker who is Age 35 at Policy issue,7
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[12]
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[12]

1 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

2 When the Insured reaches Age 100, this charge is reduced to $0.

3 The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4 In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

5 Riders are briefly described under OPTIONAL RIDERS AND BENEFITS. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6 The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The guaranteed distribution basis is equal to the Accumulated Value less any Policy Debt on the exercise effective date. The exercise effective date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date.

9 The reset charge basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, and minus the guaranteed distribution basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent exercise effective date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

10 The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any Distributions on the Exercise Effective Date, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date. For purposes of this Rider, “Distributions” means any withdrawal or loan, including any withdrawal required to maintain the Policy’s qualifications as a life insurance contract under federal tax law.

11 The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the Policy’s Accumulated Value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor will never be less than 1.00295 (3.6% annually), and the alternate premium load rate will never exceed 25% of premiums paid. The Rider also has a minimum premium requirement to remain in force. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s minimum premium requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The alternate accumulated value monthly factor, alternate premium load and minimum premium requirement are shown in the Policy Specifications.

12 Plus any Annual Renewable and Convertible Term Rider Face Amount.

13 The Rider is briefly described under OPTIONAL RIDERS AND BENEFITS.

14 The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$1.99 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

15 The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider Coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

The next item shows the minimum and maximum total operating expenses charged by the Fund that you pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.28%	105.72%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including loss of principal and any prior earnings. The Policy is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle (Surrender and Withdrawal Risk)

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. The Policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time.

This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. A surrender will terminate the Policy and all of its benefits. Withdrawals cannot be take until after first year of the Policy and may be subject to withdrawal charges. A withdrawal will reduce your Accumulated Value and may significantly reduce the value of the Death Benefit or benefit riders under the Policy, potentially by more than the amount withdrawn, and could even terminate a benefit rider. Withdrawals may also significantly increase the risk of lapse.

Surrender charges reduce the Cash Surrender Value of your Policy.Surrender charges apply for up to 10 years after Policy issue and each Coverage Segment added to the Policy. A surrender or withdrawal may be subject to negative tax consequences.

Please discuss your insurance needs and financial objectives with your financial professional. Together you can decide if the Policy is right for you. We are a variable life insurance policy provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s Monthly Deductions of Policy charges. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no Death Benefit or other benefits will be paid. There are costs associated with reinstating a lapsed Policy. There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your financial professional.

Before your Policy lapses, there is a Grace Period. The Grace Period gives you 61 days to pay enough additional premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61-day period begins on the date we send notice that your Policy’s Accumulated Value less any Policy Debt is not enough to pay the total monthly charge.

The Policy may be eligible for the Short-Term No-Lapse Guarantee Rider that may help prevent the Policy from Lapsing. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

If the Policy lapses, you have three years from the end of the Grace Period to apply for reinstatement. Evidence of insurability is required when you apply for reinstatement and there is no guarantee that reinstatement will be approved. The costs associated with reinstating a lapsed Policy include sufficient net premium to:

• cover all due and unpaid monthly deductions and loan interest charges that accrued during the Grace Period;

• keep the Policy in force for three months after the date of reinstatement, and

• cover any negative accumulated value if there was a policy loan or other outstanding debt at the time of lapse.

If the Policy is reinstated, the same Risk Class in use at the time of lapse will apply to the reinstated Policy.

Limitations on Access to Accumulated Value through Withdrawals

Withdrawals under the Policy are available starting on the first Policy Anniversary. Each withdrawal must be at least $200. We will not accept a withdrawal request if the withdrawal will cause the Policy to become a Modified Endowment Contract (MEC), unless you have told us In Writing that you desire to have your Policy become a MEC. See the Tax Implications section below for additional information on MECs.

Risks Associated with Variable Investment Options

You should consider the Policy’s Investment Options as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Options you have chosen. Each Variable Investment Option will have its own unique risks. The value of each Variable Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Policy, including loss of principal. You bear the risk of any Variable Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting https://pacificlife.onlineprospectus.net/pacificlife/products/. No assurance can be given that a Fund will achieve its investment objectives.

Risks Associated with Policy Loans

When you borrow money from your Policy, we use your Policy’s Accumulated Value as security. You pay interest, which accrues at the Loan Account Charge Interest Rate, on the amount you borrow. Accrued interest is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily at the Loan Account Credit Interest Rate. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to pay any Policy charges, may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Risks Associated with Fixed Options

Under the Fixed Options, there are frequency, amount and/or percentage limits on how much may be transferred from the Fixed Options. These limits are significantly more restrictive than those that apply to transfers out of the Variable Investment Options and it may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to Variable Investment Options. Such restrictions on transfers from the Fixed Options may prevent you from reallocating your Accumulated Value at the times and in the amounts that you desire and may result in lower investment performance than if you allocated to Variable Investment Options. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. We declare the annual interest rate for the Fixed Options at our discretion, subject to a guaranteed minimum interest rate. You bear the risk that we will not declare an interest rate greater than the guaranteed minimum.

Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including under any Fixed Options), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees.

Tax Implications

We believe the Policy meets the statutory definition of life insurance for federal income tax purposes. We do not know whether the current treatment of life insurance policies under current federal income tax, estate, or gift tax laws will continue. We also do not know if the current interpretations of the laws by the IRS or the courts will remain the same. Also, future legislation may adversely change the tax treatment of life insurance policies.

Death benefits from a life insurance policy may generally be excluded from income under the Tax Code. Also, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn. You may be subject to income tax if you take withdrawals or surrender your Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt. If your Policy becomes a MEC, distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

Cybersecurity and Business Continuity Risks

Our business relies heavily on the effective operation of our computer systems and networks, as well as those of our business partners and service providers. Consequently, we are potentially susceptible to operational and information security risks associated with the technologies, processes and procedures designed to protect networks, systems, computers, programs and information from cyber-attacks, operational failure, AI misuse, damage or unauthorized access. These risks include but are not limited to, theft, loss, misuse, corruption and destruction of information maintained online or digitally, denial of service on websites and other operational failures, and unauthorized disclosure of confidential, proprietary and customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks or operational incidents may interfere with Contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the disclosure and possible destruction of confidential, proprietary and customer information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines, litigation, loss of business, financial losses and reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The digitalization, increased information availability, use of new and constantly evolving technologies, the increased sophistication and severity of cyber campaigns, and the heightened geopolitical risk and tension, continue to pose new and significant cybersecurity and operational risks and threats. While measures and controls have been adopted and are periodically reviewed and updated to mitigate cybersecurity and operational risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks, operational incidents, misuse of AI, or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the Funds available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

POLICY BASICS

The Policies are flexible premium variable life insurance policies that insure the life of one person and pay Death Benefit Proceeds after that person has died.

Your Policy is a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

• The Insured dies

• The Grace Period expires and your Policy lapses, or

• You surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your financial professional for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial professional or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name one or more contingent Beneficiaries. If no primary Beneficiaries survive the Insured, then the Death Benefit Proceeds will be distributed to each contingent Beneficiary equally, unless you tell us otherwise.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary (primary or contingent) is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your financial professional for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit Option, planned periodic premium payments, and any Rider requested.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 6 a.m. through 5 p.m. Pacific time.

Please send your forms and Written Requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• The New York Stock Exchange closes on a day other than a regular holiday or weekend

• Trading on the New York Stock Exchange is restricted

• An emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• The SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 3% for MVP and 2.50% for MVP-2004 and MVP VI on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.

Statements and Reports We Will Send You

We send the following statements, reports, and other documents and notifications to Policy Owners:

• A confirmation for certain financial transactions, usually including premium payments, transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• A quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• An annual Policy statement. The report will provide the same information as the quarterly Policy statement (e.g. Accumulated Value, Cash Surrender Value, etc.) but will include a summary of all transactions that have taken place since the last annual Policy statement.

• Supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• Other documents and notifications as required by law.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access the statements referenced above through the Policy Owner website, My Life Insurance Account at https://Life.MyAccount.PacificLife.com, or receive copies of documents from us upon request.

Telephone and Electronic Transactions

By electing this option on the application, you authorize us to accept telephone and electronic instructions for the following transactions:

• Transfers between Investment Options

• Initiate the dollar cost averaging and portfolio rebalancing service

• Change future premium Allocation Instructions

• Initiate loans, requests for additional loans and loan repayments.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies or due to operational disruptions. In these cases, you can send your request to us In Writing, or call us when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• We can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• Neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, costs or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• You bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

DEATH BENEFITS

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Face Amount

Your Policy’s initial amount of insurance Coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You will find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You can only change the Face Amount once in any Policy Year.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

• Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• For MVP VI, can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must be $25,000 or more.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge and maximum surrender charge. Any cost or charge changes will take effect on the next Monthly Payment Date after the Face Amount increase is applied to the Policy.

Decreasing the Total Face Amount

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

• Part of your premium payments to you if you have chosen the Guideline Premium Test, or

• Make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

• For MVP VI, the initial Face Amount and any additional Coverage Segment are eligible for decrease:

• For policy Coverage, on or after the fifth anniversary of its effective date; or

• On or after the first anniversary of its effective date if its effective date is before the date the endorsement that limits your right to Face Amount decreases as stated above is added to your Policy according to our administrative procedure.

• We will apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

• To the most recent eligible increases you made to the Face Amount

• To the initial Face Amount.

• We do not charge you for a decrease in Face Amount.

• We can refuse your request to decrease the Total Face Amount if making the change means:

• Your Policy will no longer qualify as life insurance

• The distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

• Your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Death Benefit Option A provides a Death Benefit equal to the Total Face Amount of the Policy. Additional premiums and Investment Option performance do not change the Total Face Amount, except in limited circumstances to ensure that the Policy qualifies as life insurance under the Code. However, additional premiums and positive Investment Option performance will increase the Accumulated Value and decrease the Net Amount At Risk which may, in turn, reduce Policy charges. Withdrawals may reduce the Total Face Amount depending on the timing, withdrawal amount and withdrawal frequency during a Policy year.

Death Benefit Option B provides a Death Benefit equal to the Total Face Amount of the Policy plus the Accumulated Value. Additional premiums and positive Investment Option performance will increase the Death Benefit. However, since the Death Benefit under this option is based, in part, on the Accumulated Value, Policy charges and negative Investment Option performance may decrease the Death Benefit. Withdrawals do not reduce the Total Face Amount, but they do reduce the Accumulated Value which will in turn reduce the Death Benefit.

Death Benefit Option C provides a death benefit equal to the Total Face Amount of the Policy plus the total premiums paid, minus any withdrawal or distributions that reduce the Accumulated Value. The more premiums you pay and the less you withdraw, the larger the Death Benefit, subject to the Option C Death Benefit Limit. However, while taking withdraws does not reduce the Total Face Amount, it does increase the sum of the withdrawals, which has the effect of reducing the Death Benefit. Cost of Insurance charges are generally higher than Death Benefit Option A.

Below is a chart that compares each Death Benefit Option based on features you may want to consider.

Feature	Death Benefit Option A	Death Benefit Option B	Death Benefit Option C
Death Benefit	Equal to Total Face Amount	Equal to Total Face Amount plus Accumulated Value	Equal to Total Face Amount plus total premiums paid less any withdrawals or distributions that impact your Accumulated Value subject to the Option C Death Benefit Limit.
Cost of Insurance	Generally, higher Accumulated Values will decrease the Net	Generally, higher Accumulated Values will have no impact on the	Generally, higher Accumulated Values will decrease the Net

	Amount At Risk. This may in turn reduce Cost of Insurance charges. Cost of Insurance charges are generally lower than Death Benefit Option B and C.	Net Amount At Risk. Cost of Insurance charges are generally higher than Death Benefit Option A.	Amount At Risk, but premium payments will increase your Net Amount At Risk. Cost of Insurance charges are generally higher than Death Benefit Option A.
Accumulated Value

The Accumulated Value has no impact on your Death Benefit except to ensure that the Policy qualifies as life insurance under the Code (see the Minimum Death Benefit in the Death Benefits – Death Benefit Qualification Test section in this prospectus). However, your Cost of Insurance Charges are generally lower than Death Benefit Option B and C. Lower Cost of Insurance charges can lead to higher Accumulated Values.

The higher your Accumulated Value, the higher the Death Benefit. However, your Cost of Insurance Charges are generally higher than Death Benefit Option A and higher Cost of Insurance Charges can lead to lower Accumulated Values.

The Accumulated Value has no impact on your death benefit except to ensure that the Policy qualifies as life insurance under the Code (see the Minimum Death Benefit in the Death Benefits – Death Benefit Qualification Test section in this prospectus). However, your Cost of Insurance Charges are generally higher than Death Benefit Option A and higher Cost of Insurance Charges can lead to lower Accumulated Values.

Impact of Withdrawals	May reduce Total Face Amount and if it does, there will be a reduction in the Death Benefit.	Does not reduce Total Face Amount. But it does reduce the Accumulated Value which will in turn reduce the Death Benefit.	Does not reduce Total Face Amount. But it does increase the total sum of withdrawals, which will reduce the Death Benefit.

All three Death Benefit Options in the table above and their features may be impacted by the Minimum Death Benefit. See the Death Benefits – Death Benefit Qualification Test section in this prospectus.

Here are some things you need to know about the Death Benefit:

• You must choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

• If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

• The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

• We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

The Death Benefit is designed to remain level.	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy. The Death Benefit Option selected by an investor impacts the dollar value of the Death Benefit, the charges paid, and the resulting Accumulated Value.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option A or B to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000 for MVP-2004 and MVP VI. We may waive this minimum amount under certain circumstances.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us In Writing that this would be acceptable to you. Modified Endowment Contracts are discussed in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

• Premium limitations

• Amount of Minimum Death Benefit

• Monthly cost of insurance charges

• Flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

• The lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

• 101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test

Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in the APPENDIX: DEATH BENEFIT PERCENTAGES of this prospectus and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• The guideline single premium or

• The sum of the guideline level annual premiums to date.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that generally, cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• The Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• Total premium paid into the Policy is $30,000

• The Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

• The Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of 2.4728 of the Accumulated Value).

• Net Amount At Risk Factor is 1.002466 for MVP, and 1.002060 for MVP-2004 and MVP VI

MVP

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51

Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$61,820	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$61,820	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$61,820	$104,680.21

MVP-2004

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$61,820	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$61,820	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$61,820	$104,732.75

MVP VI

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$61,820	$74,794.42
Option B	Total Face Amount plus Accumulated Value	$125,000	$61,820	$99,743.03
Option C	Total Face Amount plus premiums less distributions	$130,000	$61,820	$104,732.75

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $185,460 for the Cash Value Accumulation Test.

MVP

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,408.68
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$185,460	$110,003.78
Option B	Total Face Amount plus Accumulated Value	$175,000	$185,460	$110,003.78
Option C	Total Face Amount plus premiums less distributions	$130,000	$185,460	$110,003.78

MVP-2004

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.76
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$185,460	$110,078.74
Option B	Total Face Amount plus Accumulated Value	$175,000	$185,460	$110,078.74
Option C	Total Face Amount plus premiums less distributions	$130,000	$185,460	$110,078.74

MVP VI

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.76
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$185,460	$110,078.74
Option B	Total Face Amount plus Accumulated Value	$175,000	$185,460	$110,078.74
Option C	Total Face Amount plus premiums less distributions	$130,000	$185,460	$110,078.74

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to elect an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest on the Proceeds from the date of death at a rate not less than the minimum rate required by state law.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state. Once the Death Benefit Proceeds are paid to a state, any subsequent claim by a designated Beneficiary must be made with the applicable state. For more information, check with the state to whom the Death Benefit Proceeds were paid.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard Death Benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the FEE TABLE section.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Dollar Cost Averaging	Allows you to make scheduled transfers between Variable Investment Options.	Standard

• Each transfer must be for $50 or more.

• Transfers can be scheduled monthly, quarterly, semi-annually or annually.

• The Variable Investment Option must have at least $5,000 to start.

• May not use this service and the Portfolio Rebalancing, First Year Transfer, or Fixed Option Interest Sweep at the same time.

First Year Transfer	Allows you to make monthly transfers from the Fixed Account to the Variable Investment Options during the Policy’s first year.	Standard	• Must enroll when you apply for the Policy. • May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or Fixed Option Interest Sweep at the same time.
Fixed Option Interest Sweep	Allows you to make scheduled transfers of the accumulated earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.	Standard

• Each transfer must be at least $50. If the earnings are not $50 at the time of transfer, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50.

• May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or First Year Transfer at the same time.

Portfolio Rebalancing	Allows you to make automatic transfers among the Variable Investment Options according to your Allocation Instructions.	Standard

• Transfers can be scheduled monthly, quarterly, semi-annually, or annually.

• If you make transfers out of the Variable Investment Options you selected under the service, the service will end. You will have to wait 30 days before you can re-enroll with new Allocation Instructions.

• May not use this service and the Dollar Cost Averaging, First Year Transfer, or Fixed Option Interest Sweep at the same time.

Loans	Allow you to borrow money from your Policy at any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy.	Standard

• The maximum amount available to borrow will be less than 100% of your Accumulated Value and the minimum amount is $200.

• You pay interest on the amount you borrow which is due on your Policy Anniversary.

• The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily.

• Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to any Policy charges, may increase the risk of the Policy lapsing and could reduce the amount of the Death Benefit.

• Loans may have tax consequences.

Automated Income Option	Allows you to make scheduled withdrawals or loans from the Policy.	Standard

• This option is available for use after the 7th Policy Anniversary.

• The Policy must have a minimum Net Cash Surrender Value of $50,000 to start withdrawals or loans under this option and cannot be a Modified Endowment Contract.

• Withdrawals or loans can be scheduled monthly or annually.

• Each withdrawal or loan must be at least $500 for monthly or $1,000 for annual.

• Withdrawals or loans will be taken from each Investment Option in proportion to the Accumulated Value in each Investment Option.

• Any additional withdrawal or loan made that is not part of this option will cause this option to cancel and delay in restarting a new schedule under this option.

Annual Renewable Term Rider	Provides term insurance on the Insured.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Available for Insured’s Age 90 or younger at issue.

• Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Annual Renewable and Convertible Term Rider	Provides annual renewal term insurance on member of the Insured’s immediate family.	Optional

• Immediate family must be Age 80 or younger at the time the Rider is issued.

• You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person.

• Before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion.

Children’s Term Rider	Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.	Optional

• Provides term insurance until age 25 on any child of the Insured.

• Insured must be Age 55 or younger.

• The child must be Age 21 or younger at Policy Issue and named in the application for this Rider or born or adopted thereafter.

• The term insurance under the Rider may be converted for a new policy on each child under certain.

Cash Value Enhancement Rider II	Provides additional death benefit protection on the Insured.	Optional

• Available for MVP VI

• May be purchased at Policy issue for Policies issued on or after May 1, 2007, subject to state availability.

• Provides additional death benefit protection on the Insured and may also provide higher early cash value.

• Any increase in face amount under the Rider will be subject to satisfactory evidence of insurability.

Guaranteed Minimum Distribution Rider	Guarantees mimulus annual distributions.	Optional

• Available for MVP 2004 and MVP VI Policies at Policy issue.

• Insured must be Age 65 or younger.

• Guarantees an amount you may take as a Distribution each Policy Year.

• The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution.

Guaranteed Minimum Distribution II Rider	Guarantees mimulus annual distributions.	Optional

• Available MVP VI policies at Policy issue.

• The Policy’s Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider.

• Insured must be Age 65 or younger.

• Guarantees an amount you may take as a Distribution each Policy Year.

• If you take an amount greater than the Guaranteed Annual Distribution in any Policy Year during the Distribution Period, the Guaranteed Annual Distribution for subsequent years will be reduced.

Long Term Performance Rider	Improves long-term performance.	Optional

• Available for for MVP 2004 and MVP VI Policies at Policy issue.

• Improves long-term performance by reducing monthly deductions from the Policy’s Accumulated Value.

• Insured must be Age 20 through 70.

• Not available on a Policy where you select the Cash Value Accumulation Test, or an optional Accounting Benefit Rider or Termination Credit Rider.

Minimum Earnings Benefit Rider	Provides for minimum earnings protection.	Optional

• Available for MVP 2004 and MVP VI Policies at Policy issue.

• Insured must be Age 60 or younger.

• Additional cost applies.

• Provides that your Policy’s Accumulated Value will be equal to the greater of the Policy’s Accumulated Value immediately prior to Rider maturity or the Alternate Accumulated Value.

• Investment allocation requirements apply to this rider. See the Allowable Investment Options section of the APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY. Allowable Investment Options are subject to change.

Termination Credit Rider	May provide higher early cash value and improve long-term performance.	Optional

• Available for MVP 2004.

• May be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability.

• Policies must be part of a group of at least five Policies owned by a corporation or trust, with annual aggregate premium of at least $250,000.

• Upon surrender of the Policy we will pay you a Termination Credit in addition to the Net Cash Surrender Value (some restrictions may apply).

Termination Credit Rider II	May provide higher early cash value and improve long term performance.	Optional

• Available for MVP 2004.

• May be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability.

• Policies must be part of a group of at least five Policies owned by a corporation or trust, with annual aggregate premium of at least $50,000.

• Upon surrender of the Policy we will pay you a Termination Credit in addition to the Net Cash Surrender Value (some restrictions may apply).

Waiver of Charges Rider	Waives certain charges if the Insured becomes totally disabled before age 60.	Optional

• Waives any monthly cost of insurance charges, administrative charges and Coverage charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider.

• The rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class.

Accounting Benefit Rider	Provides additional death benefit protection on the Insured.	Optional

• Any increase in face amount under the Rider will be subject to satisfactory evidence of insurability.

• Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy.

Overloan Protection Rider	Provides a one-time no-lapse guarantee to the Policy.	Optional

• Available for MVP 2004 and MVP VI Policies .

• There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect.

• The Rider cannot be exercised prior to the earliest exercise date which will be shown in your Policy Specifications.

Short-Term No-Lapse Guarantee Rider	Protects the Policy from lapsing for a specified guaranteed period of time due to poor Policy performance.	Standard

• Automatically issued on your Policy if Insured is Age 79 and younger and Death Benefit Option A or B is chosen at Policy issue.

• Guarantee period ranges from 5 to 20 years based on Insured’s age at Policy issue.

• Benefit will be provided if a certain amount of premium is paid each Policy month.

• The no-lapse guarantee is in effect as long as the No-Lapse Credit less Policy Debt is equal to greater than zero. The No-Lapse Credit depends on a number of factors and is affected by Policy loans, premiums, and withdrawals.

• Benefit will terminate if any rider added to the Policy has charges.

Accelerated Living Benefits Rider	Provides access to a portion of the Policy death benefit if the Insured has been diagnosed with a terminal illness.	Optional	• Must be elected at Policy issue. • Additional cost applies. • Benefit provided if terminal illness is non-correctable and there is a life expectancy of 6 months or less.
Accidental Death Rider	Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidently sustained.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Provides additional insurance coverage when we receive proof that the Insured’s death results directly independently of all other causes from bodily injuries accidently sustained, subject to the Rider’s provisions.

Disability Benefit Rider	Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.	Optional

• Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65.

• Only available at Policy issue.

• This Rider is not available if you select a Waiver of Charges Rider.

Guaranteed Insurability Rider	Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.	Optional

• Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability.

• The Rider is available for an Insured who is not in substandard Risk Class and is Age 37 or younger when the Policy is issued.

• You may have flexibility to change the option dates under certain conditions.

OPTIONAL RIDERS AND BENEFITS

There are optional Riders that provide supplemental benefits under the Policy, some for an additional charge. Any charges associated with each Rider are presented in the FEE TABLES section. Ask your life insurance producer or contact us to determine which Riders were added to your Policy. The Guaranteed Minimum Distribution Rider, the Long Term Performance Rider, the Minimum Earnings Benefit Rider, the Overloan Protection Rider, and the Short-term No-lapse Guarantee Rider are only available for MVP-2004 and MVP VI. The Termination Credit Rider and the Termination Credit Rider II are only available for MVP-2004. The Cash Value Enhancement Rider II and the Guaranteed Minimum Distribution II Rider are only available for MVP VI.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your financial professional to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the rider or benefit. We will add any ongoing rider charges to the monthly charge we deduct from your Policy’s Accumulated Value. Some rider charges apply upon exercise of the benefit or benefit-related requests. See the FEE TABLES section in this prospectus for information about rider charges.

Complete information about each Rider is below.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We will pay an accelerated benefit if an insured has been diagnosed with a noncorrectable terminal illness and has a life expectancy of 6 months or less. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

• The base Policy Death Benefit;

• Any paid-up additions; and

• Any term rider, term Policy or term Coverage on the Insured that has a minimum of two years of Coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

	Policy 1	Policy 2
Accumulated Value	$300,000	$600,000
Policy Debt	$100,000	$200,000
Face Amount	$500,000	$1,000,000
Calculation of Payment
Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%
Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit
Accumulated Value = Original Accumulated Value × (1 − Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt − Required Repayment of Policy Debt	$50,000	$150,000
Face Amount = Original Face Amount × (1 − Requested Percentage)	$250,000	$750,000

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax advisor if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Accidental Death Rider

Provides additional insurance Coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

Accounting Benefit Rider

Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are not greater than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting Benefit Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

Annual Renewable Term Rider

Provides term insurance on the Insured and renews annually until the Policy terminates. The Rider is available for Insureds Age 90. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. The amount of Coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are not greater than the guaranteed rates. The current M&E Risk Face Amount charge for this Rider is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. This Rider does not have Accumulated Value and does not have a cash value.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance that will expire at child’s Age 25 will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. You may have flexibility to change the option dates following the Insured's marriage or the birth or legal adoption of any child of the Insured.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

MVP-2004 and MVP VI have the following additional optional Riders:

Guaranteed Minimum Distribution Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.

The distribution period is the period of time during which distributions are guaranteed under this Rider. Distributions are payments from the Policy’s Accumulated Value to you, or to a person designated by you. This includes a withdrawal, a loan, a withdrawal necessary to maintain the Policy’s qualification as life insurance under federal tax law, or any combination thereof. For most Policies not issued under a 1035 exchange, requested distributions under this Rider are in the form of a withdrawal until withdrawals equal the sum of premiums paid. For Policies issued as a 1035 exchange or where the Insured has been substituted, requested distributions under this Rider are in the form of a withdrawal to the extent such distributions are not includible in gross income according to federal tax law. After all available withdrawals have been taken, additional distributions are taken as Policy loans. Consult your tax advisor for complete information about distributions that may apply to your circumstances and your Policy.

You must send us a Written Request to exercise this Rider. The exercise effective date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date. You should consult your investment professional to determine if resetting the Rider is right for your current circumstances.

On any exercise effective date we will determine your guaranteed distribution basis. The guaranteed distribution basis is equal to your Policy’s Net Accumulated Value, which is the Policy’s Accumulated Value less any Policy Debt. The guaranteed distribution basis does not change during the distribution period, unless you elect to reset the Rider.

The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution. The guaranteed annual distribution is the guaranteed amount you may take as distributions each Policy Year during the distribution period. Distributions taken in any Policy Year under this Rider may be for an amount less than or equal to the guaranteed annual distribution, and may be taken any time during the distribution period. You may elect one of the following two distribution options on the exercise effective date:

• Age 100 Option – The distribution period under this option is the period of time from the exercise effective date until the earlier of the Insured’s Age 100 or the Insured’s death. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 5% of any Policy Debt, all as of the exercise effective date.

• Principal Option – The distribution period under this option is the period of time until the total guaranteed annual distributions paid to you are at least equal to the guaranteed distribution basis. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 7% of any Policy Debt, all as of the exercise effective date. You may only elect this option until the Insured reaches Age 95.

The Age 100 Option provides a guaranteed annual distribution amount each Policy Year until the Insured reaches Age 100. The Principal Option provides a larger guaranteed annual distribution amount, with the distribution period dependent on the amount and timing of your distributions.

The guaranteed distribution percentages will be shown in your Policy Specifications. The guideline level premium for your Policy is shown in the Policy Specifications or in a later Supplemental Schedule of Coverage.

To exercise the Rider, or to reset the Rider after exercise, each of the following conditions must be true as of the effective date:

1. The Insured is at least Age 55.

2. The Policy’s Death Benefit Option is Option A.

3. No Riders with regularly scheduled charges are in effect, other than this Rider and any term insurance Rider on the Insured. If any such Riders are in effect, you must request to terminate the Riders before exercising this Rider.

4. No increase(s) in Face Amount of any term insurance Rider on the Insured is scheduled to take effect after the exercise of this Rider. If any such increases in Face Amount are scheduled, you must request to cancel the increases before exercising this Rider.

5. If the Insured is assigned a Risk Class other than standard, any nonstandard rating has expired.

6. Any amounts allocated to the Variable Investment Options are allocated according to the Investment Allocation Requirements. This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

7. a) The Policy’s Accumulated Value is at least 200% of the Policy’s Face Amount, and the guaranteed annual distribution under this Rider is greater than or equal to the negative of the Policy’s guideline level premium, or

b) The Policy’s Accumulated Value is at least the exercise eligibility percentage shown in the Policy Specifications multiplied by the Face Amount, and the guaranteed annual distribution is greater than or equal to the negative of the guideline level premium and less than or equal to $1 plus the negative of the guideline level premium. The exercise eligibility percentage will never exceed 120%.

Please contact us to find out if you are eligible to exercise or reset your Rider.

If any Policy change needed to meet the exercise conditions of this Rider would cause the Policy to become classified as a Modified Endowment Contract for federal tax purposes, you will first need to provide a Written Request to accept a Modified Endowment Contract classification for this Policy. In such case, you should first consult your tax advisor.

You may elect to reset this Rider. The effective date for resetting the Rider will be the Policy Anniversary on or next following the date we receive your Written Request, which will become your new exercise effective date. When you request to reset the Rider, we will calculate a new guaranteed distribution basis based on your Policy’s Net Accumulated Value, and a new guaranteed annual distribution amount and distribution period based on the Accumulated Value, the Policy Debt and the distribution option you choose, all as of your new exercise effective date. Your monthly charge for this Rider is based on the guaranteed distribution basis in effect as of the most recent exercise effective date. Resetting the Rider may increase or decrease your monthly charge.

Resetting the Rider may increase the guaranteed annual distribution amount if there has been an increase in your Policy’s Accumulated Value since the last exercise effective date of the Rider. At the time you reset the Rider, you may choose a different distribution option than you elected on the prior exercise effective date. Choosing a different distribution option may extend or reduce the length of time you receive guaranteed distributions. Choosing a different distribution option may also increase or decrease the amount of your guaranteed annual distribution. You should consult with your investment professional to determine if resetting the Rider is right for your current circumstances. You can ask your life insurance producer for Illustrations showing how resetting the Rider may affect your Accumulated Value, Death Benefit and Policy charges.

When you request to reset the Rider, a reset charge may be deducted from your Accumulated Value prior to the new exercise effective date. We calculate a reset charge basis, which is equal to your Policy’s Net Accumulated Value immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, minus the guaranteed distribution basis prior to reset. If the reset charge basis is equal to or less than zero, no charge will be deducted from your Accumulated Value on the new exercise effective date. If the reset charge basis is greater than zero, we multiply the reset charge basis by the reset charge rate shown in your Policy Specifications. The reset charge rate varies depending on the number of Policy Years completed since the most recent exercise effective date, and will never exceed 25% of the reset charge basis. There will only be a reset charge if there has been an increase in guarantee benefits.

An example:

For a Policy where:

• The previous exercise effective date was 4 years prior to currently requested reset of Rider

• The guaranteed distribution basis on the last exercise effective date was $250,000

• The total distributions taken since the last exercise effective date were $56,000

• The Net Accumulated Value on date of reset of Rider is $300,000

• The reset charge rate is 4%

The reset charge basis will be $106,000 ($300,000 - $250,000 + $56,000 = $106,000), and the reset charge deducted from the Accumulated Value prior to calculating the new guaranteed annual distribution will be $4,240.00 ($106,000 × 4% = $4,240.00).

If the Policy in the example above had a Net Accumulated Value of $190,000 on the date of reset of Rider, the reset charge basis would be $0 ($190,000 - $250,000 + $56,000 = - $4,000), and the reset charge would be $0, because the reset charge basis is equal to or less than $0.

Any withdrawal which occurs after the exercise of this Rider will reduce the Policy’s Face Amount as follows:

• If the total distributions taken excluding withdrawals includible in gross income according to federal tax law, are less than the total premiums paid, we will limit any reduction in Face Amount so that the negative of your Policy’s guideline level premium will not be greater than the guaranteed annual distribution; and

• If the total distributions taken by withdrawal, excluding withdrawals includible in gross income according to federal tax law, are at least equal to the total premiums paid, we will reduce the Face Amount so that the Policy’s Death Benefit will be equal to the minimum Death Benefit calculated under the Guideline Premium Test. In such case, because the Policy’s Death Benefit will not depend on its Face Amount, we will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount is shown on your Policy’s annual report.

If an immediate reduction in Face Amount after a withdrawal under this Rider would cause the Policy to become a Modified Endowment Contract, such reduction may be deferred until such time as the reduction would not cause the Policy to become a Modified Endowment Contract.

This Rider has a no-lapse feature. After exercise of this Rider, if the Net Accumulated Value on any Monthly Payment Date is less than the sum of the monthly deduction plus any guaranteed annual distribution not yet taken in the current Policy Year, we will increase your Accumulated Value in the Fixed LT Account by an amount called the guaranteed maximum distribution credit. The guaranteed maximum distribution credit is equal to A + B, where:

A = The monthly deduction for the current Policy month plus the difference between the interest charged on any Policy loan and the interest credited on the Loan Account, and

B = The distribution factor for the current Policy month.

The amount of any guaranteed maximum distribution credit paid into your Policy’s Accumulated Value will be sufficient to cover any Policy charges and any guaranteed annual distribution amount not yet taken in the Policy Year in which it occurs. Once a guaranteed maximum distribution credit has been applied to your Policy’s Accumulated Value, any elective transfer from the Fixed LT Account will terminate this Rider.

You are always guaranteed to take total annual distributions at least equal to your guaranteed annual distribution without terminating the Rider or your Policy. However, if your requested distributions exceed the guaranteed annual distribution amount, you may cause your Rider to terminate. If the Rider terminates, it may also cause your Policy to lapse, if your Accumulated Value is insufficient to cover Policy charges.

Each time you take a distribution, we calculate a maximum allowable distribution. If a distribution exceeds the maximum allowable distribution in effect prior to the current distribution, your Rider will terminate and provides no additional benefit. How we calculate the maximum allowable distribution is determined by the distribution option in effect.

We calculate a distribution factor that is used in the calculation of the guaranteed maximum distribution credit. Prior to calculating the distribution factor, we calculate the cumulative distribution factor. The cumulative distribution factor is zero on the exercise effective date and is calculated each time a distribution is taken. If a guaranteed maximum distribution credit has not previously been paid, the cumulative distribution factor is equal to the total distributions since the exercise effective date. If a guaranteed maximum distribution credit has previously been paid, the cumulative distribution factor is equal to the cumulative distribution factor immediately prior to the calculation plus the distribution factor at the time of the calculation. The distribution factor is equal to zero on the exercise effective date and on any day other than a Policy Anniversary. On any Policy Anniversary after the exercise effective date, we calculate the distribution factor as follows. For the Age 100 Option, the distribution factor is equal to the guaranteed annual distribution. For the Principal Option, the distribution factor is equal to zero if the cumulative distribution factor previously calculated is at least equal to the guaranteed distribution basis, otherwise it is equal to the lesser of the guaranteed annual distribution or the result of the guaranteed distribution basis minus the most recent cumulative distribution factor immediately prior. The cumulative distribution credit is also used in the calculation of the maximum allowable distribution described below.

For the Age 100 Option, the maximum allowable distribution equals A - B, or, if greater, C - D - ((1 - (E/0.05)) × F), where:

A = Guaranteed annual distribution

B = Total distributions taken in the current Policy Year

C = Accumulated Value

D = Policy Debt

E = The guaranteed distribution percentage for the Insured’s Age as of the date of calculation

F = The greater of the Policy’s Face Amount or the Accumulated Value.

An example

For a Policy with:

A = A guaranteed annual distribution of $4,500

B = Total distributions of $2,000 taken in the current Policy Year

C = Accumulated Value of $1,000

D = A Policy Debt of $0

E = The guaranteed distribution percentage for the Insured’s current Age is 4.70%

F = A policy Face Amount of $40,000

The maximum allowable distribution is $2,500, which is the greater of $2,500 ($4,500 - $2,000) or -$1,400 ($1,000 - $0 - ((1 - (4.70%/0.05)) × $40,000).

If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $112,800, which is the greater of $2,500 (($4,500 - $2,000) or $112,800 ($120,000 - $0 - ((1 - (4.70%/0.05)) × $120,000).

For the Principal Option, the maximum allowable distribution equals A - B, or, if greater, the lesser of (C - D - ((1 - (E/0.07)) × F)) or (G - H) where:

A through F are the same as for the Age 100 Option shown directly above

G = The guaranteed distribution basis

H = The prior cumulative distribution factor.

An example

For a Policy with:

A = A guaranteed annual distribution of $6,000

B = Total distributions of $2,000 taken in the current Policy Year

C = Accumulated Value of $1,000

D = An Policy Debt of $0

E = The guaranteed distribution percentage for the Insured’s current Age is 6.30%

F = A Policy Face Amount of $40,000

G = A guaranteed distribution basis of $100,000

H = A cumulative distribution factor of $25,000

The maximum allowable distribution is $4,000 which is the greater of $4,000 ($6,000 - $2,000) or the lesser of -$3,000 ($1,000 - $0 - ((1 - (6.30%/0.07)) × $40,000) or $75,000 ($100,000 - $25,000)).

If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $75,000, which is the greater of $4,000 (($6,000 - $2,000) or the lesser of $108,000 ($120,000 - $0 - ((1 - (6.30%/0.07)) × $120,000) or $75,000 ($100,000 - $25,000)).

The amount A - B is the difference between the guaranteed annual distribution and the total distributions taken to date. The maximum allowable distribution will never be less than this amount. Each year you will always be able to take distributions that total at least your guaranteed annual distributions.

The amount (C - D - ((1 - (E/0.05)) for the Age 100 Option and (C - D((1 - E/0.07)) for the Principal Option is the amount of Accumulated Value that exceeds the current Policy Debt and an amount that Pacific Life deems necessary to cover future Policy charges. If the Policy’s Net Accumulated Value is greater than the amount reserved to cover future charges, then this calculation will increase the maximum allowable distribution. If you have elected the principal option, this calculation will only increase the maximum allowable distribution up to the term G - H.

The amount G - H (applicable only to the Principal Option) is the difference between the total amount of distributions that were guaranteed to be taken over the guarantee period and the total distributions for which you have already taken and/or received guaranteed maximum distribution credit(s). In the event that this amount is larger than A - B, the maximum allowable distribution may be increased.

If your total distributions in any Policy Year exceed the guaranteed annual distribution, but are less than the maximum allowable distribution, we will reduce the guaranteed annual distribution. The reduced guaranteed annual distribution will be effective immediately and will apply for future years in the distribution period. The reduced distribution will be equal to the guaranteed annual distribution before the reduction multiplied by ((A - B)/(A - C)) where:

A = Maximum allowable distribution

B = Current distribution taken

C = The greater of zero or the result of the guaranteed annual distribution minus the total distributions taken in the current Policy Year prior to the current distribution.

If the Policy lapses before the Rider is exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider is exercised, and the Policy is later reinstated, the Rider will not be reinstated.

This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, or if any of the following occur after the exercise effective date:

1. There is an increase in the Policy’s Face Amount

2. You change the Death Benefit option

3. Any distribution exceeds the maximum allowable distribution

4. You request a transfer from the Fixed LT Account if, prior to such transfer, a guaranteed maximum distribution credit has been made

5. You add any Rider with charges due

6. Any portion of the Accumulated Value is no longer allocated according to the Investment Allocation Requirements.

No provisions of this Rider are intended to modify any of the Policy’s federal tax qualification provisions.

Long Term Performance Rider

Improves long term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider may be purchased at Policy issue for Insureds between Age 20 through 70. It is not available on a Policy where you select the Cash Value Accumulation Test, or an optional Accounting Benefit Rider or Termination Credit Rider.

If you believe you may surrender the Policy within the first 10 Policy Years, or that you will not make sufficient premium payments to meet the minimum premium requirement for this Rider and keep the reduced M&E Risk Face Amount charges in effect for the 10 full Policy Years, this Rider may not be beneficial for you.

This Rider provides reduced M&E Risk Face Amount charges (preferred charges) that are less than the M&E Risk Face Amount charges for a Policy without this Rider. The preferred charges apply to the initial Face Amount of your Policy and the initial Face Amount schedule of any additional Coverage under an Annual Renewable Term Rider. Your Policy Specifications include M&E Risk face amount charges for your Policy and any Annual Renewable Term Rider. The guaranteed maximum preferred charges provided by this Long Term Performance Rider for your Policy and any Annual Renewable Term Rider are shown in the Rider specifications.

The Rider also increases the rates used to calculate your Policy’s surrender charge for the initial Face Amount, so that if you surrender your Policy, its surrender charge will be greater than that of a Policy without this Rider during the first 10 Policy Years. The surrender charge information in your Policy Specifications will reflect the rates used under this Rider.

The preferred charges will apply to monthly deductions taken in the first Policy Year. Thereafter, to be eligible for the preferred charges, on each Policy Anniversary while the Rider is in effect your total premiums paid, less total withdrawals, must equal or exceed the Long Term Performance Rider minimum premium requirement (LTP premium requirement). The LTP premium requirement on each Policy Anniversary is equal to the Long Term Performance Rider minimum premium amount (LTP premium amount) multiplied by the number of Policy Years completed. The LTP premium amount is determined at Policy issue and is 90% of the guideline level premium or seven-pay premium, whichever is less. The LTP premium amount for your Policy is shown in the Policy Specifications, and does not change after Policy issue.

Thirty days prior to each Policy Anniversary while the Rider is in effect, we determine if you have paid sufficient premium, less total withdrawals, to continue receiving the preferred charges under the Rider. We will notify you of any additional premium necessary to continue the preferred charges. On each Policy Anniversary, if you meet the LTP premium requirement, we will use the preferred charges for the monthly deduction taken on the Policy Anniversary and each Monthly Payment Date during the following Policy Year. If you have not met the LTP premium requirement as of a Policy Anniversary, the monthly deduction on that Policy Anniversary and thereafter will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider.

During a Policy Year where the LTP premium requirement is not met on the Policy Anniversary, we will check your Policy each month before taking the monthly deduction to see if you have paid additional premium. If you make a premium payment, and after such premium payment your total premiums paid, less total withdrawals, is sufficient to equal or exceed the LTP premium requirement calculated on the preceding Policy Anniversary, we will use the preferred charges in the monthly deduction calculation for the remainder of that Policy Year. The preferred charges will apply for the Monthly Payment Date on or following the date we receive the premium payment which meets the LTP premium requirement, and continue until the next Policy Anniversary. If the LTP premium requirement is not met during a Policy Year, eligibility for the preferred charges can still be reinstated at any time before the Rider expires by meeting the LTP premium requirement in a later year.

For example: For a Policy with an LTP premium amount of $1,000 to qualify for the preferred charges during the fifth Policy Year, total premiums paid, less any withdrawals, must equal or exceed $4,000 on the fourth Policy Anniversary ($1,000 × 4 Policy Years completed). If the total premiums paid less any withdrawals is less than $4,000 on the fourth Policy Anniversary, your monthly deduction on the Policy Anniversary will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider, as shown in your Policy Specifications. If additional premium is paid after the fourth Policy Anniversary, but before the fifth Policy Anniversary, and the additional premium is sufficient to bring the total premiums paid less any withdrawals to an amount at least equal to $4,000 on a Monthly Payment Date, any remaining monthly deductions for the fifth Policy Year will be calculated with the preferred charges shown in the Rider specifications.

The increased surrender charge rates resulting from this Rider do not change for the duration of the Rider, even if the LTP premium requirement is not met.

You elect a Long Term Performance Rider Percentage (“LTP Percentage”) at the time you apply for the Rider. The LTP Percentage can be set from 1% to 100%, but the percentage for any Policy will never be set so that the M&E Risk Face Amount charge is less than $0. A Policy with a higher LTP Percentage will have a greater reduction in the M&E Risk Face Amount charge rates than an otherwise identical Policy with a lower LTP Percentage. It will also have a greater increase in the rates used to calculate the surrender charge. This means the Policy with a higher LTP Percentage will have a lower Cash Surrender Value if it is surrendered during the first 10 Policy Years. The LTP Percentage will be shown in your Policy Specifications, and the surrender charge shown in your Policy Specifications will reflect the changes made to the underlying rates by the LTP Percentage applied under this Rider.

An example:

For a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A:

LTP Percentage	Monthly M&E Risk Face Amount Charge per $1,000 of Face Amount	Maximum Surrender Charge per $1,000 of Face Amount*
0% (Policy without Rider)	$0.35	$12.65
25%	$0.34	$14.37
50%	$0.33	$16.09
100%	$0.31	$19.53

* Surrender charge at the end of Policy Year 1.

There is no direct charge for this Rider other than through the increased surrender charge if the Policy is surrendered while the Rider is in effect.

The Rider is effective on the Policy Date and continues in effect until the tenth Policy Anniversary, at which time it expires. If the Policy lapses and is later reinstated, the Rider will also be reinstated. You cannot terminate this Rider.

Minimum Earnings Benefit Rider

Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. The Rider may be purchased at Policy issue for an Insured who is Age 60 or younger. The monthly charge for this Rider will be shown in your Policy Specifications.

To be eligible for this Rider, any amounts allocated to the Variable Investment Options must be allocated according to the Investment Allocation Requirements. This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

This Rider provides that your Policy’s Accumulated Value will be equal to the greater of the Policy’s Accumulated Value immediately prior to Rider maturity or the Alternate Accumulated Value.

You elect a Rider Maturity Date when you apply for this Rider. Once selected, the Rider Maturity Date may not be changed. The Rider Maturity Date may be set from 10 to 20 years from the date of issue. The length of time before the Rider matures affects the Alternate Accumulated Value Monthly Factor and the Alternate Premium Load, both used in the calculation of the Alternate Accumulated Value and shown in your Policy Specifications. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295. The Alternate Premium Load will never be greater than 25%.

The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. The Alternate Accumulated Value is initially zero and is calculated on each Monthly Payment Date, including the Policy Date. The Alternate Accumulated Value calculated on any Monthly Payment Date is equal to:

• The Alternate Accumulated Value immediately prior to the calculation,

• Increased by any premiums paid since the prior Monthly Payment Date, less the Alternate Premium Load,

• Reduced by the Policy’s actual monthly deduction on the Monthly Payment Date and any other Policy charges since the prior Monthly Payment Date, and

• Reduced by any withdrawals that have been taken since the prior Monthly Payment Date,

• With the result multiplied by the Alternate Accumulated Value Monthly Factor.

If your Policy’s Alternate Accumulated Value is greater than your Policy’s Accumulated Value and you take a loan or withdrawal, we reserve the right to reduce the Alternate Accumulated Value so that the Alternate Accumulated Value is reduced in the same proportion as the Policy’s Accumulated Value as a result of such loan or withdrawal.

An example

For a Policy with:

• An Accumulated Value of $100,000

• An Alternate Accumulated Value of $120,000

If you request a withdrawal of $10,000, the Accumulated Value following the withdrawal will be $90,000 ($100,000 - $10,000), which is a reduction of 10%. We will then reduce the Alternate Accumulated Value to $108,000 ($120,000 - 10% × $120,000 = $120,000 - $12,000 = $108,000).

While this Rider is in effect, the Policy will not enter the Grace Period as long as either the Policy’s Accumulated Value or the Alternate Accumulated Value, each less any Policy Debt, is sufficient to cover the monthly deduction due on a Monthly Payment Date.

There is a minimum premium requirement to keep this Rider in effect. The Minimum Premium Requirement to keep this Rider in effect, and the Minimum Premium Date by which premiums paid must equal or exceed the Minimum Premium Requirement, will be shown on your Policy Specifications. The Minimum Premium Requirement will never exceed 450% of your Policy’s guideline level premiums at Policy issue, and must be paid by the end of the ninth Policy Year. If you do not pay enough premium by the Minimum Premium Date to satisfy the Minimum Premium Requirement, we will send you a Rider Grace Period notice stating the amount of additional premium you must pay to keep the Rider in effect and the date, not less than 31 days (61 days if you signed your application in Nebraska or North Carolina) after our mailing of the notice, by which we must receive such additional premium. If we have not received the additional premium by that date, this Rider will terminate and no further benefits will be provided by the Rider.

On the Rider Maturity Date, we will set the Policy’s Accumulated Value to be equal to the Alternate Accumulated Value, if the latter is larger, and the Rider will terminate unless you elect to renew it. Before the Rider Maturity Date, the Alternate Accumulated Value has no effect on the Policy’s Accumulated Value and provides no minimum earnings. This Rider provides no guarantee of any particular interest rate or dollar amount. The Alternate Accumulated Value may be less than the Policy’s Accumulated Value and may be less than the total premium paid.

You may elect to renew the Rider at Rider maturity. If you renew the Rider, you will elect a new Rider Maturity Date based on the options available at the time you renew, and we will send you a Supplemental Schedule of Coverage which will show the specifications for the renewed Rider. The Rider specifications, including the Rider charge and alternate premium load, may differ after renewal of the Rider. To renew this Rider, we must receive your Written Request to renew at least 30 days prior to the Rider Maturity Date.

If you renew this Rider, the initial Alternate Accumulated Value will be equal to the Policy’s Accumulated Value after any increase on the prior Rider Maturity Date, multiplied by the result of 1 minus the alternate premium load shown on the Supplemental Schedule of Coverage for the renewed Rider. All provisions of the Rider will continue after renewal, but based on the Supplemental Schedule of Coverage for the renewed Rider.

This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, if any portion of the Accumulated Value is no longer allocated according to the Allowable Investment Options for use under this Rider, at the end of the Rider Grace Period if you have not paid sufficient premium to keep the Rider in effect, or the Rider Maturity Date if you do not elect to renew this Rider. If your Policy lapses and you reinstate the Policy, we will not reinstate the Rider, except if you signed your application in North Carolina.

Overloan Protection Rider

There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect. The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.

The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Policy has entered the Grace Period. The Rider may not be exercised after the Insured reaches Age 100.

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider cannot be exercised prior to the earliest exercise date which will be shown in your Policy Specifications. The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The Rider is in effect.

• The Death Benefit Option is Option A.

• The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• The sum of all withdrawals taken must be at least equal to the sum of all premiums paid, or the guideline level premium for the Policy must be greater than zero.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

Rider Termination

This Rider will terminate on the earliest of the following events:

• You do not pay enough premium to meet the minimum five-year premium requirement;

• The Policy terminates;

• You make a Written Request to terminate this Rider; or

• If, after the exercise effective date:

• Any premium is paid

• Any withdrawal is taken

• Any loan repayment is made, other than for loan interest due

• Any Policy benefit is changed or added at your request

• Any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

An example

A Policy is issued on an insured who is a 65 year old male with a standard non-smoker Risk Class. Twenty years later on 1/1/2009, the insured is 85 years old and has built up an Accumulated Value of $100,000. The policy owner decides to exercise the Overloan Protection Rider on 1/1/2009 (with all exercise conditions met). The one-time charge to exercise the Rider would be the following:

$100,000 × 0.297 = $2970

Short-Term No-Lapse Guarantee Rider

May keep your Policy and any Riders attached to it In Force, if it would otherwise lapse. The Rider is available at Policy issue for Insureds Age 79 and younger if you choose either Death Benefit Option A or Option B when applying for your Policy. The guaranteed monthly cost of insurance charges will be shown in your Policy Specifications.

The Short-Term No-Lapse Guarantee Rider is issued with a guarantee period based on the Age of the Insured. The guarantee period will be at least five years, and never more than 20 years. The guarantee period of your Short-Term No-Lapse Guarantee Rider is listed on your Policy Specifications.

The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specifications as the Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your policy Coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take policy loans or withdrawals, or there are changes in Coverage amounts. Any change in Face Amount or Coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.

The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the initial No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

• The No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate shown in the Policy Specifications;

• Plus the premiums received since the prior Monthly Payment Date;

• Less withdrawals taken since the prior Monthly Payment Date; and

• Less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.

If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the Grace Period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.

When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the Monthly Deductions Deficit. No interest is charged on this amount. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your Monthly Deductions Deficit. Once the amount of the Monthly Deductions Deficit has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If the Policy is continued under the Rider, the Policy has no net Accumulated Value from which to deduct Monthly Deductions. Such uncollected amounts are accumulated without interest and are collectively called the Monthly Deductions Deficit.

If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the Monthly Deductions Deficit to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

MVP-2004 has the following additional optional Riders:

Termination Credit Rider I

May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be part of a group of at least five Policies owned by a corporation or trust, with annual aggregate premium of at least $250,000.

If this Rider is in effect, upon surrender of the Policy we will pay you a Termination Credit in addition to the Net Cash Surrender Value, unless either of the following is true:

• The Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

• The Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is (1) a life insurance company, (2) a natural person or (3) a trust established by a natural person.

The Termination Credit is equal to the Termination Credit Percentage at the time of Policy surrender multiplied by the Termination Credit Basis. The Termination Credit Percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications. The Termination Credit Basis is the lesser of (a) or (b), reduced by (c), where:

(a) Is the total amount of premiums actually paid on the Policy;

(b) Is the Maximum Annual Termination Credit Basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c) Is the total amount of any withdrawals.

The Termination Credit Percentage for each Policy Year is shown in your Policy Specifications. We may reduce the schedule of Termination Credit Percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications which will show the reduced Termination Credit Percentages. Any such reduction of Termination Credit Percentages will apply uniformly to all members of the same Class.

The Maximum Annual Termination Credit Basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications.

There is a one-time charge for this Rider, which is shown in the Policy Specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of Termination Credit Percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.

While this Rider is in effect, the minimum Death Benefit of the Policy will be:

• If the Guideline Premium Test is elected, the minimum Death Benefit will be the death benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

• If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.

This Rider will terminate on the earlier of the Policy Year when the Termination Credit Percentage shown in the Policy Specifications is first 0%, or the termination of the Policy.

Termination Credit Rider II

May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meets the annual aggregate premium requirement of at least $50,000.

If this Rider is in effect, upon surrender of the Policy we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

• The Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

• The Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.

The termination credit is equal to the termination credit percentage at the time of Policy surrender multiplied by the termination credit basis. The termination credit percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications. The termination credit basis is the lesser of (a) or (b), reduced by (c), where:

(a) Is the total amount of premiums actually paid on the Policy;

(b) Is the maximum annual termination credit basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c) Is the total amount of any withdrawals.

The termination credit percentage for each Policy Year is shown in your Policy Specifications. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications which will show the reduced termination credit percentages. Any such reduction of termination credit percentages will apply uniformly to all members of the same Class.

The maximum annual termination credit basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications page.

There is a one-time charge for this Rider, which is shown in the Policy Specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of termination credit percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.

While this Rider is in effect, the minimum Death Benefit of the Policy will be:

• If the Guideline Premium Test is elected, the minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

• If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.

This Rider will terminate on the earlier of the Policy Year when the termination credit percentage shown in the Policy Specifications page is first 0%, or the termination of the Policy.

MVP VI has the following additional optional Riders:

Cash Value Enhancement Rider II

Provides additional death benefit protection on the Insured and may also provide higher early cash value. The Rider may be purchased at Policy issue for Policies issued on or after May 1, 2007, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the annual aggregate premium requirement of $50,000 annually.

The charges for this Rider will be shown in the Policy Specifications. The total monthly charge is comprised of three components:

• The Rider Coverage charge

• The Rider cost of insurance charge; and

• The termination credit charge.

While this Rider is in effect:

1. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit as calculated under the Death Benefit Option you choose on the Policy is increased by the Face Amount of the Rider.

2. If you surrender the Policy, we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

• The Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

• The Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated Rider Coverage charges and rider cost of insurance charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. Each increase in Rider Face Amount has its own Rider Coverage charge and cost of insurance charge, which will be shown on a Supplemental Schedule of Coverage sent to you at the time of the increase. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of an increase.

Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Cash Value Enhancement Rider II Face Amount.

The termination credit added to your Net Cash Surrender Value if you surrender your Policy is calculated in two parts, and is the sum of the results of the two calculations, except if Termination Credit Part 1 equals zero, then Termination Credit Part 2 will also be zero.

Termination Credit Part 1 equals A × B where:

A = The termination credit percentage; and

B = The termination credit basis.

Termination Credit Part 2 equals the greater of zero and C × D × (E - (F/G)), where:

C = The termination credit factor;

D = The lesser of 60 and the number of whole Policy months that have elapsed;

E = The maximum annual termination credit basis;

F = The sum of premiums paid; and

G = 1 + the number of whole Policy Years elapsed.

The initial termination credit percentage, and the termination credit factor and maximum annual termination credit basis are shown in your Policy Specifications for this Rider. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications that show the reduced termination credit percentages. Any such reduced schedule of termination credit percentages will apply uniformly to all members of the same Class.

The termination credit basis is the lesser of (a - c) or (b - c), where:

a = The total amount of premiums paid on the Policy;

b = The maximum annual termination credit basis, multiplied by 1 + the number of whole Policy Years elapsed; and

c = The total amount of any withdrawals you have taken from your Policy’s Accumulated Value.

If the Insured dies while the Rider is in effect, the Termination Credit will be added to the Accumulated Value prior to calculating the Death Benefit under the Death Benefit Qualification Test.

This Rider will terminate on the earliest of your Written Request or termination of the Policy.

Guaranteed Minimum Distribution II Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may only be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy’s Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.

For purposes of this Rider, a Distribution is a payment from the Policy’s Accumulated Value to you, or to a person you designate. Distributions will include any withdrawals and/or loans that you request, as well as any Forced Distributions. A Forced Distribution is a withdrawal or Distribution that is required in order to maintain the Policy’s qualification as life insurance under federal tax law. The terms for loans and withdrawals described in the prospectus, including any fees and charges for these services, remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features.

Distributions under the Rider may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES-Taxation of Distributions in the prospectus.

The Distribution Period is the period of time you may take Distributions under this Rider. It begins on the Exercise Effective Date and ends at the earlier of Rider termination or the Maximum Distribution Age shown in your Policy Specifications.

You must send us a Written Request to exercise this Rider. The Exercise Effective Date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset is called the Reset Effective Date. The Reset Effective Date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to reset the Rider have been met.

The Guaranteed Annual Distribution is the amount we guarantee you may take as a Distribution each Policy Year during the Distribution Period. If you take an amount greater than the Guaranteed Annual Distribution in any Policy Year during the Distribution Period, the Guaranteed Annual Distribution for subsequent years will be reduced.

To exercise the Rider, each of the following conditions must be true as of the Exercise Effective Date, based on your Policy’s values immediately prior to exercise. To reset the Rider, each of the following conditions must be satisfied as of Reset Effective Date.

1. The Insured must be at least Age 55.

2. Any rated Risk Class must have expired. Currently any Risk Class in effect at Policy issue will expire by the end of the 20th Policy Year.

3. The Death Benefit Option must be Option A.

4. The Policy Year must be Policy Year 11 or later.

5. The Policy must not be a Modified Endowment Contract.

6. Any allocation of the Policy’s Accumulated Value to the Variable Investment Options must be done according to the Investment Allocation Requirements. You may also allocate any portion of the Policy’s Accumulated Value to the Fixed Option or Fixed LT Option.

7. The Policy must satisfy the Face Amount Requirement, described below.

8. The Total Premium Amount must not be greater than the Accumulated Value times the Total Premium Factor.

9. There must not be any Riders in effect with regularly scheduled charges, other than this Rider and any term insurance Rider on the Insured.

10. There must not be any automatic increases in term insurance Coverage on the Insured under Policy Riders scheduled to take effect after exercise of the Rider.

If a Policy change is necessary to satisfy the Exercise Conditions, you must make a Written Request for any such change before you can exercise the Rider. Please contact us to find out if you are eligible to exercise or reset your Rider.

For a Policy to meet the Face Amount Requirement to exercise the Rider, A must be greater than B, where:

A = 75% of the Accumulated Value, and

B = The minimum Face amount such that after exercise:

• Projected cumulative Forced Distributions for any Policy Year do not exceed the Guaranteed Annual Distribution for that Policy Year, and

• Based on our most recent determination, the Guideline Premium Limit would remain greater than zero at all times prior to Age 100.

Example – Here is a hypothetical example to illustrate how the Face Amount Requirement works. Assume the following values at the time of requested exercise:

Face Amount immediately prior to exercise	$450,000
Accumulated Value	$400,000
Minimum Face Amount that would maintain Guideline Premium Limit above zero at all times prior to Age 100	$250,000
Maximum Forced Distribution if Face Amount was reduced to $250,000	$11,000

Guaranteed Annual Distribution if Rider is exercised	$17,000

A = $300,000 = 75% of $400,000

B = $250,000

$300,000 > $250,000, therefore A > B and the Policy meets the Face Amount Requirement

In the event that A is not greater than B when you request to exercise the Rider, you will not be allowed to exercise at that time. You may meet this requirement at a later date if your Policy’s Accumulated Value increases as a result of additional premium payments or positive investment performance. If so, and provided all other exercise conditions are met, you may exercise the Rider at that time.

Upon exercise, the Policy’s Face Amount will be set to the greater of B (as defined in the Face Amount Requirement above) and 50% of the Accumulated Value, unless such change would result in a reduction that would cause the Policy to become a Modified Endowment Contract. In this case, the Rider cannot be exercised until such time as the required change in Face Amount can be effected without causing the Policy to become a Modified Endowment Contract.

Once you exercise this Rider, the Policy’s Face Amount will thereafter be subject to the following additional provisions:

• Upon any withdrawal, we will limit any reduction in Face Amount to the extent that either (1) any projected cumulative amount of Forced Distributions for any Policy Year would exceed the Guaranteed Annual Distribution (as it may have been recalculated upon the withdrawal) as of the withdrawal date, or (2) the Guideline Premium Limit, based on our determination at that time, would fail to remain greater than zero at all times prior to Age 100; and

• If a required reduction in Face Amount, either due to a withdrawal or as otherwise required by this Rider, would cause the Policy to become a Modified Endowment Contract, we will defer the reduction until it will not cause the Policy to become a Modified Endowment Contract; and

• Upon Insured’s Age 100, we will reduce the Policy’s Face Amount so that the Policy’s Death Benefit will thereafter be equal to the Minimum Death Benefit under the Policy. We will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount will show on your Policy’s annual report.

On the Exercise Effective Date, or any subsequent Reset Effective Date, the Guaranteed Annual Distribution is equal to the Guaranteed Distribution Basis multiplied by the Annual Distribution Percentage shown in the Policy Specifications, less $88. The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any distributions, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Guaranteed Annual Distribution Percentage will be between 3.67% and 17.53% depending on Risk Class, sex and Age at the time of exercise or reset of the Rider. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications.

Except as you may otherwise instruct by Written Request, and except as may be required by law, each Distribution under this Rider will be taken in the following order:

1) Withdrawals, to the extent they are not includible in gross income according to federal tax law;

2) Any Forced Distributions, whether includible in gross income or not; and

3) Policy loans.

Immediately prior to any Distribution you take, we calculate a Maximum Allowable Distribution. The Maximum Allowable Distribution equals:

The greater of (A - B) or [C - D - the greater of (E × {C – F}) or ({H – 5} ÷ 100 × {G - C + F})], where:

A = Guaranteed Annual Distribution;

B = Total Distributions taken in the current Policy Year determined immediately prior to the calculation;

C = Accumulated Value immediately prior to the calculation;

D = Policy Debt immediately prior to the calculation;

E = Loan Cost Factor for the Policy Year as shown in the Policy Specifications;

F = Total Premium Amount immediately prior to calculation;

G = Policy Face Amount;

H = Insured’s Age at time of calculation.

Contact us to find out your Policy’s current Maximum Allowable Distribution

Example – Here is a hypothetical example to illustrate the calculation of the Maximum Allowable Distribution. Assume the following values for each of the formula elements:

A = Guaranteed Annual Distribution of $ 4,500

B = Total Distributions taken in the current policy year of $ 2,000

C = Accumulated Value of $120,000

D = Policy Debt of $0

E = Loan Cost Factor for the policy year of 5.00%

F = Total Premium Amount of $20,000

G = Policy Face Amount of $100,000

H = Insured’s Age of 70

The Maximum Allowable Distribution is $115,000, which is the greater of: $2,500 {$4,500 - 2,000}; and, $115,000 {$120,000 - $0 - greater of [5.00% × ($120,000 - $20,000)] or [(70 - 5) ÷ 100 × ($100,000 - $120,000 + $20,000)]}

If the Policy had an Accumulated Value of $2,500, the Maximum Allowable Distribution is $2,500, which is the greater of: $2,500 ($4,500 - $2,000); and, - $73,875 {$2,500 - $0 - greater of [5.00% × ($2,500 - $20,000)] or [(70 - 5) ÷ 100 × ($100,000 - $2,500 + $20,000)]}

If the Policy had an Accumulated Value of $120,000 but a Total Premium Amount of $80,000, the Maximum Allowable Distribution is $81,000, which is the greater of: $2,500 ( = $4,500 - $2,000); and, $81,000 { = $120,000 - $0 - greater of [5.00% × ($120,000 -$80,000)] or [(70 - 5) ÷ 100 × ($100,000 - $120,000 + $80,000)]}

As long as the Distributions in each Policy Year do not exceed the Guaranteed Annual Distribution, the Guaranteed Annual Distribution will be unchanged. See the beginning of this section titled Guaranteed Minimum Distribution II Rider for a definition of “Distributions”. If the Distributions in any Policy year exceed the Guaranteed Annual Distribution, but do not exceed the Maximum Allowable Distribution, the Guaranteed Annual Distribution will be reduced. In such case, the reduced Guaranteed Annual Distribution will be effective immediately and will apply for future Policy Years. The reduced Guaranteed Annual Distribution will be equal to the Guaranteed Annual Distribution before reduction multiplied by (A - B) divided by (A - C) where:

A = Maximum allowable Distribution;

B = Current Distribution taken; and

C = Guaranteed Annual Distribution minus the total Distributions already taken in the current Policy Year, but not less than zero.

Example – Here is a hypothetical example to illustrate how exceeding the Guaranteed Annual Distribution can result in a reduction in future Guaranteed Annual Distributions. Assume:

Guaranteed Annual Distribution =	$1,000
Maximum Allowable Distribution =	$5,000
Sum of prior Distributions taken in current Policy Year =	$0

Assume you take a Distribution of $2,000. In this case, the Maximum Allowable Distribution is not exceeded, but the Distributions in the current Policy Year exceed the Guaranteed Annual Distribution. Therefore, there is an immediate reduction to the Guaranteed Annual Distribution:

The reduced Guaranteed Annual Distribution is $750.

($1,000 × (5,000 - 2,000) ÷ (5,000 - 1,000)).

This means that in future Policy Years the Guaranteed Annual Distribution is limited to $750.

Using the same example, but assuming a Distribution of $3,000 instead of $2,000, the reduced Guaranteed Annual Distribution is $500.

($1,000 × (5,000 - 3,000) ÷ (5,000 - 1,000).

If you take a Distribution in excess of the Maximum Allowable Distribution, the Rider will terminate and will have no further effect on the Policy. The Face Amount and Accumulated Value of your Policy will be the same as it was when the Rider terminated and your rights and benefits under the Policy continue as if the Rider had never existed, including the right to request a change in Face Amount of the Policy and reallocate your Accumulated Value and any Net Premium, unless otherwise modified by the presence of another rider which alters rights under the Policy.

You may choose to reset the Rider. If you choose the reset the Rider, the Guaranteed Annual Distribution will be recalculated as of the Reset Effective Date, which is the Policy Anniversary on or next following the date we receive your Written Request and the conditions for resetting this Rider are satisfied.

If you reset the Rider before the fifth anniversary of the Exercise Effective Date or the most recent Reset Effective Date and if the Reset Charge Basis is greater than zero, there is a Reset Charge. The Reset Charge will not exceed the Reset Charge Rate shown in the Policy Specifications multiplied by the Reset Charge Basis as of the Reset Effective Date.

The Reset Charge Basis is equal to the Policy’s Net Accumulated Value, plus the total Distributions taken minus the Guaranteed Distribution Basis, all as of the Exercise Effective Date or the most recent Reset Effective Date.

Example – Here is a hypothetical example of the first reset after exercise to illustrate how the Reset Charge is calculated. Assume a Reset Effective Date 4 years after the Exercise Effective Date with:

Net Accumulated Value =	$300,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be $106,000 ($300,000 + $56,000 - $250,000).

The maximum Reset Charge deducted from the Accumulated Value prior to calculating the new Guaranteed Annual Distribution will be $8,480 ($106,000 × 8%).

In the example above, if the Net Accumulated Value were $190,000 on the Reset Effective Date, the Reset Charge would be $0 because the Reset Charge Basis is less than $0.

Net Accumulated Value =	$190,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be -$4,000 ($190,000 + $56,000 - $250,000).

The Rider provides a no-lapse feature after it has been exercised. This means that while the Rider remains in effect after exercise, your Policy will not lapse if your Net Accumulated Value is insufficient to cover your monthly deduction. If the Net Accumulated Value on any Monthly Payment Date after exercise is less than the sum of the monthly deduction plus any Guaranteed Annual Distribution not yet taken in the current Policy Year, we will increase your Policy’s Accumulated Value in the Fixed LT Account by an amount called the No-Lapse Credit. A No-Lapse Credit will be credited every Monthly Payment Date thereafter, as long as the Rider remains in effect. The monthly No-Lapse Credit is equal to A + B where:

A = The monthly deduction for the current Policy Month plus the difference between the interest charged on any Policy loan and the interest credited in the Loan Account, and
B = Upon first occurrence:	The Guaranteed Annual Distribution less the total Distributions taken in the current Policy Year, but never less than zero.
On any Policy Anniversary after the first occurrence On any date other than the above	The Guaranteed Annual Distribution Zero

Example – Here is a hypothetical example of how the No-Lapse Credit is calculated. The Rider is in effect and the Policy has not previously received a No-Lapse Credit. Assume the following on a Monthly Payment Date:

Net Accumulated Value =	$5,000
Monthly Deduction =	$1,000
Loan Balance =	$ 0
Guaranteed Annual Distribution =	$25,000
Total Distributions Taken in Current Policy Year =	$0

The sum of the monthly deduction and the Guaranteed Annual Distribution not yet taken is $26,000 = $1,000 + $25,000 - $0. Because the Net Accumulated Value ($5,000) is less than this amount, a No-Lapse Credit is applied.

The Amount of the No-Lapse Credit is A + B, where,

A = Monthly Deduction plus loan interest charged less Loan Account interest credited = $1,000 + 0 - 0 =	$1,000
B = The Guaranteed Annual Distribution less the total Distributions taken in the current policy year =	$25,000
A + B =	$26,000

On this Monthly Payment Date a No-Lapse Credit of $26,000 is applied. On every other Monthly Payment Date of the current Policy Year, a No-Lapse Credit equal to the monthly deduction plus loan interest charged less loaned account interest credited would be applied.

Any No-Lapse Credit that is credited to the Fixed LT Account becomes Accumulated Value under your Policy. However, once a No-Lapse Credit has been applied to your Policy’s Fixed LT Account, any transfer from the Fixed LT Account will terminate this Rider.

When you exercise the Rider and while the Rider is in effect, any allocation of the Policy’s Accumulated Value to the Variable Options must be done according to the Investment Allocation Requirements.

If the Policy lapses before the Rider has been exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider has been exercised, and the Policy is later reinstated, the Rider will not be reinstated.

The Policy is intended to qualify as a life insurance contract for federal tax purposes, and the Death Benefit under this Policy is intended to qualify for federal income tax exclusion. Further, the Policy is intended to qualify as a life insurance contract that is not a modified endowment contract for federal tax purposes. To achieve these purposes, the Death Benefit at all times shall be at least equal to the minimum necessary to maintain any such tax qualification. No provisions of this Rider are intended to reduce any protection provided by any of the Policy’s federal tax qualification provisions.

This Rider will terminate on the earliest of:

1. Your Written Request;

2. Termination of the Policy; or

3. Any of the following, if requested after the Exercise Effective Date:

a. An increase in the Policy’s Face Amount;

b. A change in the Death Benefit Option;

c. Any Distribution, whether taken as a withdrawal and/or a loan you request, or as a result of a Forced Distribution, that exceeds the Maximum Allowable Distribution;

d. Any transfer from the Fixed LT Account, if prior to such transfer a No-Lapse Credit has been made;

e. Addition of any Rider with Policy charges; or

f. Allocation of any portion of the Accumulated Value to an Investment Option other than a Fixed Option or an eligible Model.

Things to Keep in Mind

Other Variable Life Insurance Policies

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance Coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the amount of insurance protection, the amount that is payable upon death, and premium payments in targeting the cash values based on your particular needs.

This Policy

In general, your Policy Coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with an Accounting Benefit Rider and Cash Value Enhancement Rider II may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your life insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise In Writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. See the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• By personal check, drawn on a U.S. bank;

• By cashier’s check, if it originates in a U.S. bank;

• By money order in a single denomination of more than $10,000 for In Force payments, if it originates in a U.S. bank;

• By third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner;

• By temporary check with the ABA routing number and account number pre-printed on the check;

• Wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• Cash;

• Credit card or check drawn against a credit card account;

• Traveler’s checks;

• Cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank;

• Money order in a single denomination of $10,000 or less;

• Third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner;

• Wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory Evidence of Insurability before we can increase the Death Benefit regardless of which Death

Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

We deduct a 3.50% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.

Premium based charges

State and local charge

We deduct 2.35% for MVP and MVP-2004 and 1.95% for MVP VI from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. See the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus for more information about the Funds underlying the Variable Investment Options. If we do not have Allocation Instructions, we will contact you to obtain updated Allocation Instructions. If you purchased the Minimum Earnings Benefit Rider, Guaranteed Minimum Distribution Rider or

Guaranteed Minimum Distribution Rider II, if available, at initial purchase and during the entire time that you own this Rider, you must allocate 100% of the Accumulated Value among the allowable Investment Options as indicated under APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY – Allowable Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse. This Policy offers a rider that provides no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section. Also see the Lapsing and Reinstatement section in this prospectus.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see the WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan section in this prospectus for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit, based on the length of time it has been In Force.

Beginning on your 16th Policy Anniversary (6th Policy Anniversary for MVP VI Policies) and each Policy Anniversary thereafter, we may credit your Policy with a persistency credit. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

The chart below shows the percentages we intend to use in calculating the persistency credit on certain Policy Anniversaries.

	Policy Anniversary 6–15	Policy Anniversary 16–20	Policy Anniversary 21+
MVP Policies issued prior to 5/1/03[1]	0%	0.10%	0.20%
MVP Policies issued after 4/30/03[1]	0%	0.20%	0.30%
MVP-2004	0%	0.20%	0.35%
MVP VI	0.25%	0.35%	0.45%

1For Policies issued in New Jersey, policies issued prior to February 6, 2003 may be credited 0.10% and policies issued after February 25, 2003 may be credited 0.20% on the 16th anniversary.

Your Policy’s persistency credit is not guaranteed, and we do not guarantee to increase the percentage we use to calculate the persistency credit after we begin crediting your Policy. We may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, the timing and amount of your premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

• Cost of insurance

• Administrative charge

• Mortality and Expense Risk Charge

• Charges for optional Riders

Cost of Insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The current charge range is $0.03-$83.34 per $1,000 of Net Amount At Risk.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for your Coverage Segments.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The rates are also based on the Age, sex and Risk Class of the Insured unless unisex rates are required. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466 for MVP, and 1.002060 for MVP-2004 and MVP VI.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider, Accounting Benefit Rider, and for MVP VI, the Cash Value Enhancement Rider II, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying Funds may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Cost of insurance guaranteed period

Our current cost of insurance rates are not guaranteed. The guaranteed period could be 0, 2, 5 or 10 years from the date of Policy issue. The guaranteed period for your Policy appears in your Policy Specifications.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between Ages 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you will receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you will receive the two-year guaranteed period.

There is no charge for applying the guaranteed period to the cost of insurance charges associated with a Face Amount increase. The same guarantee period applies to the Accounting Benefit Rider and for MVP VI, the Cash Value Enhancement Rider II.

There is no guaranteed period for Annual Renewable Term Rider Coverage.

Administrative charge

Currently, we deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge:

The mortality and expense risk charge has two separate charges:

• M&E risk face amount charge We deduct a face amount charge every month at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy. The charge will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of the Insured at the time of the increase. We will specify these charges in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

When the Insured reaches Age 100, the M&E risk face amount charge is reduced to $0.

• M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example
For a Policy that insures a male non-smoker who is Age 45 when the policy is issued, with:

• A base Face Amount of $350,000
• Accumulated Value of $30,000 after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:
MVP
• $126.00 (($350,000 ÷ 1,000) × 0.360) under Death Benefit Option A and Option C.
• $181.30 (($350,000 ÷ 1,000) × 0.518) under Death Benefit Option B.
MVP-2004 and MVP VI
• $126.00 during the first 10 Policy Years (($350,000 ÷ 1,000) × 0.360) and $0 in Policy Year 11 and thereafter under Death Benefit Option A and Option C.

• $399.70 during the first 10 Policy Years under Death Benefit Option B (($350,000 ÷ 1,000) × 1.142), $218.40 in Policy Year 11 and thereafter (($350,000 ÷ 1,000) × 0.624), and $0 when the Insured reaches Age 100.

For all Policies the monthly charge for the M&E risk asset charge is (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)) = $9.59.

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction. The current charges are discussed for each rider, where applicable in the OPTIONAL RIDERS AND BENEFITS section.

Transaction Fees

Withdrawal Charge

Under the Policy, there is a $25 withdrawal charge for each partial withdrawal of Accumulated Value (including any withdrawal under the Automated Income Program). Currently, we are not imposing this charge.

Transfer Fee

Under the Policy for MVP, there is a $50 transfer charge upon transfer of Accumulated Value between Investment Options. Currently, we are not imposing this charge.

Under the Policy for MVP 2004 and MVP VI, there is a $25 transfer charge for each transfer in excess of 12 transfers per Policy year. Currently, we are not imposing this charge.

Substitution of Insured

Under the Policy, there is a $0 fee upon request for substitution of insured. Currently, we are not imposing this charge.

Audits of premium/loan

Under the Policy, there is a $25 fee upon the request of an audit of 2 years or more. Currently, we are not imposing this charge.

Duplicate Policy

Under the Policy, there is a $50 fee upon the request of a duplicate policy. Currently, we are not imposing this charge.

Illustration Request

Under the Policy, you can request one Policy Illustration each Policy year free of charge. After that there is a $25 per request fee for each Illustration. Currently, we are not imposing this charge.

Face Amount Increase

Under the Policy, there is a $100 fee upon effective date of requested Face Amount increase. Currently, we are not imposing this charge.

Risk Class Change

Under the Policy, there is a $100 fee upon request for Risk Class change ($50 for a request for Risk Class change on Policies issued on or before April 30, 2004). Currently, we are not imposing this charge.

Death Benefit Option change

Under the Policy, there is a $0 fee upon the request for a Death Benefit Option change. Currently, we are not imposing this charge.

Premium Load

Current fee information about premium loads can be found in the HOW PREMIUMS WORK - Deductions From Your Premiums section in this prospectus and for Surrender Charges, see the WITHDRAWALS, SURRENDERS AND LOANS - Surrendering Your Policy section in this prospectus.

Premium Based Tax Charges

Current fee information about premium based tax charges can be found in Deductions From Your Premiums.

Accounting Benefit Rider – (Admin Fee)

Under the Rider, there is a $100 administration fee to combine this Rider with the Policy. Currently, we are not imposing this charge.

Annual Renewable Term Rider Unscheduled Face Amount Increase

Under the Policy, there is a $100 fee upon each non-scheduled request to increase the Basic Face Amount and cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Annual Renewable and Convertible Term Rider

Under the Rider, there is a $100 fee charged upon the effective date of the addition of a covered person. Currently, we are not imposing this charge.

MVP VI

Cash Value Enhancement Rider II – (Admin Fee)

Under the Rider, there is a $100 administration fee to combine this Rider with the Policy. Currently, we are not imposing this charge.

Loan Interest

Currently, there is a loan interest charge of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI for the amount you borrow. In addition to the loan interest charge, the amount used to secure the loan will be credited interest at a minimum amount of 3% for MVP and 2.50% for MVP-2004 and MVP VI to help offset the loan interest charge of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI. Loan interest on the Loan Account and Policy Debt accrues daily and any loan interest on each Policy Anniversary will be added to the Loan Account. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent Allocation Instructions.

Fund Charges and Expenses

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund(s) and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Fund returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the Monthly charge on the day we make the deduction. This Policy offers a rider that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section.

Your Policy’s Accumulated Value is affected by the following:

• Loans or withdrawals you make from your Policy

• Certain Rider benefits paid from your Policy

• Not making planned periodic premium payments

• The performance of your Investment Options

• Charges under the Policy.

If there is not enough Accumulated Value to pay the Monthly Deduction, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period. We may accept an amount that is less than the amount provided in the notice to keep the Policy In Force. If you receive a notice, speak with your financial professional or contact us directly if you have any questions.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

•  Written application

• Evidence satisfactory to us that the Insured is still insurable

• A premium payment sufficient to:

• Cover all unpaid monthly charges that were due in the Grace Period, and

• Keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When this Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of lapse subject to the following. We will allocate the Accumulated Value and your premium payment, less the Premium Load, to the Fixed and Variable Accounts according to your most recent allocation instructions.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

• If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

• If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

You can find a complete list of the Variable Investment Options available under this Policy in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in the HOW PREMIUMS WORK section in this prospectus.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 347-7787 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in the POLICY BASICS section in this prospectus.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Certain of the asset allocation Fund(s), including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the Fund(s) equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying Fund. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see the POLICY BASICS section in this prospectus.

The unit value calculation is based on the following:

• The investment performance of the underlying Fund

• Any dividends or distributions paid by the underlying Fund

• Any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding Fund. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fixed Options

You can also choose from two Fixed Options: Fixed Account and the Fixed LT Account. Fixed Account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account. The Fixed LT Account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account . See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus for information on the allocation rules.

The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see the ABOUT PACIFIC LIFE section in this prospectus.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% for MVP and 2.50% for MVP-2004 and MVP VI.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no direct charges. Policy charges still apply. Although the Fixed Account provides a guaranteed minimum interest rate, as a General Account asset, any guarantee is backed by our claims paying ability.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

• For MVP we may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. If we do not have Allocation Instructions that include other available Investment Options, we will contact you to obtain updated Allocated Instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your life insurance producer or contact us.

• For MVP-2004 and MVP VI we may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. If we do not have Allocation Instructions that include other available Investment Options, we will contact you to obtain updated Allocated Instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

• We may add, terminate, or suspend one or more of the Fixed Account Options at any time. We will amend the prospectus and notify you before any such changes occur. At least one Fixed Account will always be available.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II
American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

For example, if you transfer from the American Funds IS Asset Allocation Fund Class 4 to the American Funds IS Growth Fund Class 4, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Value Strategies Service Class 2 to the American Funds IS Asset Allocation Fund Class 4, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund Class 4 and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class III	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
Invesco V.I. Global Fund Series II	Lazard Retirement International Equity Portfolio Service Shares	Templeton Global Bond VIP Fund Class 2
Janus Henderson Overseas Portfolio Service Class	PIMCO Global Managed Asset Allocation Portfolio - Advisor Class	VanEck VIP Global Resources Fund Initial Class
Variable Account I (M International Equity Fund)

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class III to the Invesco V.I. Global Fund Series II, that counts as one transfer for the calendar month. If you later transfer from the Templeton Foreign VIP Fund Class 2 to the Templeton Global Bond VIP Fund Class 2, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or the Scheduled Indexed Transfer Program are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see the YOUR INVESTMENT OPTIONS – Transfer Services section in this prospectus). Such transfers are limited to:

• Transfer from the Fixed Account: the greater of $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• Transfer from the Fixed LT Account: the greater of $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year for MVP-2004 and MVP VI and for MVP $50 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Fund.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• Not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Example

You instruct us to transfer $12,000 of Accumulated Value from one Variable Investment Option to another Variable Investment Option that you select over a 12-month period. Each month, we will transfer $1,000 based on the instructions provided.

Portfolio rebalancing

As the value of the underlying Funds changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Example

You allocate 25% of your Accumulated Value to four different Variable Investment Options (e.g. Variable Investment Option A, B, C and D) and instruct us to maintain that allocation every three months. You elect to have your Variable Investment Options rebalanced quarterly measured from the date your Policy was issued. Over the three-month period, the Accumulated Value in each of your Variable Investment Options will change due to market fluctuations. At the end of the three-month period, we will rebalance your values (buy and sell accumulation units) so that the Accumulated Value in each Variable Investment Option is back to 25% of the Accumulated Value.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Withdrawals and surrenders may have tax consequences, including a possible tax penalty if withdrawn before age 59½. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all Owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and any withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

• If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you have chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you have made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

An example
Policy Year	Premium paid	Total premium paid	Available withdrawal[1]
1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000
[1]Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in the POLICY BASICS section in this prospectus.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• The amount in the Loan Account earns interest daily at an annual rate of at least 3% for MVP and 2.50% for MVP-2004 and MVP VI. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium Allocation Instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% for MVP and 2.50% for MVP-2004 and MVP VI on the amount in the Loan Account.

How much you can borrow

You can borrow up to the larger of the following amounts:

• 90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

• The result of a × (b ÷ c) - d where:

a = The Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge

MVP	MVP-2004
MVP VI
b = 1.03	b = 1.025
c = 1.0325	c = 1.0275
d = Any Policy Debt.	d = Any Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000
• Policy Debt of $60,000
• A most recent monthly deduction of $225
• A surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is the greater of: $25,000 ((90% × $100,000) – $60,000 – $5,000) or:
MVP	MVP-2004 and MVP VI
$32,076.51	$32,075.43
(a × (b ÷ c)) – d, where:	(a x (b ÷ c)) – d, where:
a = $92,300 ($100,000 – $5,000 – (12 × $225))	a = $92,300 ($100,000 – $5,000 – (12 × $225))
b = 1.03	b = 1.025
c = 1.0325	c = 1.0275
d = $60,000	d = $60,000

Paying off your Policy Debt

You can pay off all or part of the Policy Debt any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see the HOW PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section in this prospectus for details.

What happens if you do not pay off your loan?

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• The Death Benefit Proceeds before we pay them to your Beneficiary;

• The Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See the VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions section in this prospectus.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• The rate of return you expect to earn on your Investment Options

• How long you would like to receive regular income

• The amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Withdrawals and loans under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection Rider (MVP-2004 and MVP VI only)

Subject to availability in your state, Policies issued after February 22, 2005 will have an Overloan Protection Rider if the Insured is Age 80 or younger and you elected the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see OPTIONAL RIDERS AND BENEFITS.

Surrendering Your Policy

You can surrender or cash in your Policy at any time it is In Force.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

A surrender charge applies to each base Coverage Segment.

• Each Coverage Segment has a surrender charge based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

• The amount of the surrender charge does not change during the first Policy month from effective date of Coverage Segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

• There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

• We guarantee the Surrender Charge rates for any Coverage Layer will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to elect an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to elect an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner elects the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary elects the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Substituting the Insured

After the first Policy Year, you may exchange the named Insured on this Policy for a new Insured, subject to the terms of your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we will send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

• We would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

• We would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, and withdrawals. Also see the APPENDIX: STATE LAW VARIATIONS – PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE section in this prospectus.

If you have substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we will calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made (plus any premiums paid since that date), less any increase in Policy Debt, any withdrawals you have made, and any dividends we have paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• Lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated;

• Converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values;

• Amended to effect either a reduction in benefits or in the term for which Coverage would otherwise remain In Force or for which benefits would be paid;

• Reissued with any reduction in cash value; or

• Pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early Policy Years may be contested;

• You may have to pay Surrender Charges and/or income taxes on your current Policy or contract values;

• Your new Policy or contract values may be subject to Surrender Charges; and

• If part of a financed purchase, your existing Policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing Policy or contract with those of the new Policy or contract to determine whether replacement is in your best interest.

Policy Exchange

For MVP policies issued in Maryland or Connecticut, and for MVP-2004 and MVP VI policies issued in Georgia or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

• The amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

• The Minimum Death Benefit for the correct Age.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time or if the Policy was procured by fraud. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, and may also change the rates on any Riders on your Policy which base charges on Risk Class.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the Policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• Substandard risk policies

• Policies with term insurance on the Insured

• Life insurance policies that continue Coverage beyond Age 100, or other advanced ages.

• Certain features available to you, either in the Policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the Separate Accounts supporting the Policy must be considered to be owned by the insurance company and not by the Policy Owner. If a Policy Owner is treated as having control over the underlying assets, the Policy Owner will be taxed currently on income and gains from the account and in such a case of “investor control” the Policy Owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the Insured. In that case, the exchange of the Policy is considered a reportable policy sale that may result in current taxation of any gain in the Policy at the time of the sale and also subject a portion of the Death Benefit to taxation. If the Policy Owner or the person Insured by the Policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006, may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect Beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the Policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• You are at least 59½ years old;

• You are receiving an amount because you have become disabled;

• You are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2025, the indexed exemption amount is $13,990,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• Is a director, officer or employee of the person receiving the benefit, or

• Has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, institutional products, mutual funds, broker-dealer operations, and investment and advisory services.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these Accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our Separate Accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit at least the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our obligations under the Policy which include the Death Benefit and other benefits provided under any rider, are paid from the General Account. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies and any other policies supported by the Separate Account.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a corresponding Fund. Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at www.PacificLife.com.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate Variable Account Value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any Fund that the Separate Account or any Variable Account holds or buys.

We can substitute shares of one Fund with shares of another Fund if:

• Any Fund is no longer available for investment; or

• Our management believes that a Fund is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of Funds, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws (the Separate Account’s current form is a unit investment trust);

• Register or deregister the Separate Account under the Investment Company Act (the Separate Account is currently registered);

• Combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts;

• Combine one or more Variable Accounts;

• Create a committee, board or other group to manage the Separate Account;

• Change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding Fund. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the Fund held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any Fund we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any Fund held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the Fund(s) held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• Would change a Fund’s investment objective or subclassification;

• Would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a Fund’s investment policy, investment adviser or Fund manager if:

• Our disapproval is reasonable;

• We determine in good faith that the change would be against state law or otherwise be inappropriate, considering the Fund’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their financial professionals who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual financial professional who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and for MVP-2004 and MVP VI in some cases commissions on premiums paid up to the first target premium may be up to 95%, but the most common schedule of commissions we pay is:

MVP

• 85% of premiums paid up to the first target premium

• 32% of premiums paid up to the second target premium

• 7.5% of the premiums paid under targets 3-10

• 3% of premiums paid in excess of the 10th target premium.

MVP-2004

• 95% of premiums paid up to the first target premium

• 31% of premiums paid up to the second target premium

• 6.5% of the premiums paid under targets 3-10

• 3% of premiums paid in excess of the 10th target premium.

MVP VI

•  95% of premiums paid up to the first target premium

• 14% of premiums paid up to the second target premium

• 6% of the premiums paid under targets 3-10

• 3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the guideline level premium at issue. Before you buy a Policy, you can ask us or your financial professional for a personalized Illustration that shows you the guideline level premium.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% for MVP and MVP-2004 and 0.20% for MVP VI of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 14.50% of the first target premium and 1% for MVP VI and 2% for MVP and MVP-2004 of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, life insurance producers and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Fund managers of the underlying Funds available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the Funds and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds or Fund affiliates which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. BNY Mellon Investment Adviser, Inc. pays us for each BNY Mellon Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Policy.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account of Pacific Life are incorporated by reference in the Statement of Additional Information to the filed Form N-VPFS.

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/PacificLife/Products/index.html. You can also request this information at no cost by calling (800) 347-7787 or by sending an email request to PolicyService@PacificLife.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management Company℠	0.79%	16.11%	8.04%	8.05%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management Company℠	0.84%	31.29%	18.53%	16.29%
Seeks to provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management Company℠	0.78%	23.93%	12.73%	11.93%
Seeks to provide capital appreciation over a multi-year market cycle, generally at least 3-5 years.	Bain Capital Equity Opportunities Fund Class 2; Bain Capital Public Equity, LP	1.60%[1]	-0.80%	N/A	N/A
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.32%[1]	11.64%	7.14%	6.74%
Seeks capital appreciation and, secondarily, income.	BlackRock Basic Value V.I. Fund Class III; BlackRock Advisors, LLC	1.01%[1]	10.05%	8.72%	7.48%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.01%[1]	8.93%	5.72%	5.32%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon VIF Appreciation Portfolio Service Shares; BNY Mellon Investment Adviser, Inc.	1.10%	12.48%	11.66%	11.28%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio – Class II; Legg Mason Partners Fund Advisor, LLC	1.06%	9.73%	6.35%	7.02%
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%	33.45%	16.74%	13.33%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2010 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.65%	5.06%	3.26%	4.38%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2015 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.68%	6.21%	4.08%	5.11%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2020 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.71%	7.40%	4.89%	5.76%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2025 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.73%	8.28%	5.52%	6.27%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2030 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.76%	9.14%	6.25%	7.03%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2035 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.80%	10.77%	7.56%	8.01%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2045 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.86%	13.54%	9.06%	8.80%
Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity® VIP Freedom Income Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.62%	4.20%	2.26%	3.19%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.35%	5.00%	2.27%	1.54%
Seeks capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%	30.07%	18.63%	16.34%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.82%	17.18%	11.06%	8.94%
Seeks capital appreciation.	Fidelity® VIP Value Strategies Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.84%	9.16%	11.93%	9.37%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund Series II; Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® Series I; Invesco Advisers, Inc.	0.86%	12.69%	10.49%	9.00%
Long-term growth of capital.	Janus Henderson Enterprise Portfolio Service Shares; Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term growth of capital.	Janus Henderson Overseas Portfolio Service Shares; Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares; Lazard Asset Management LLC	1.05%[1]	8.60%	2.33%	N/A
Seeks long-term capital appreciation.	Lazard Retirement International Equity Portfolio Service Shares; Lazard Asset Management LLC	1.09%[1]	5.63%	3.57%	3.99%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	1.14%	6.72%	1.90%	3.73%
Seeks to deliver long-term growth of capital.	Lord Abbett Developing Growth Portfolio Class VC2; Lord Abbett & Co. LLC	1.04%[1]	22.18%	7.27%	8.59%
Seeks to deliver long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Fundamental Equity Portfolio Class VC; Lord Abbett & Co. LLC	1.08%[1]	16.65%	8.81%	7.91%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Service Class; Lincoln Financial Investments Corporation ("LFI")	1.01%[1]	8.52%	7.13%	7.87%
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund; Frontier Capital Management Company, LLC	0.98%	9.94%	9.04%	8.67%
Seeks to provide long-term capital appreciation.	M International Equity Fund; Dimensional Fund Advisors, LP	0.74%	3.96%	4.59%	3.61%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund; DSM Capital Partners LLC	0.58%	25.50%	14.12%	13.87%
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund; Brandywine Global Investment Management, LLC	0.63%	18.63%	9.63%	7.81%
Seeks capital appreciation.	MFS New Discovery Series – Service Class; Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS Utilities Series – Service Class[3]; Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks capital appreciation.	MFS Value Series – Service Class; Massachusetts Financial Services Company	0.94%[1]	11.35%	7.76%	8.36%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Portfolio Class I; Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Seeks capital appreciation.	Pacific Select Fund Bond Plus Portfolio Class I; Pacific Life Fund Advisors, LLC	0.64%[1]	N/A	N/A	N/A
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.76%	2.78%	1.19%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Loomis Sayles & Company, L.P.)	0.64%	1.62%	-1.50%	1.60%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%[1]	13.24%	10.39%	11.10%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	1.04%[1]	6.88%	0.80%	3.15%
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Goldman Sachs Asset Management, L.P.)	1.04%[1]	-1.52%	-2.91%	1.64%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.28%	24.66%	14.22%	12.78%
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.92%	8.05%	5.78%	4.97%
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	27.95%	14.12%	14.92%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.78%	31.82%	14.82%	15.10%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.14%	4.04%	6.23%	8.90%
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.63%	7.14%	3.74%	4.62%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	1.32%	2.36%	1.95%	2.15%
Seeks capital appreciation.	Pacific Select Fund International Equity Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.66%[1]	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.00%[1]	3.68%	5.81%	6.62%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.15%[1]	-0.98%	3.51%	4.89%
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.91%	3.89%	6.62%	5.23%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.68%	23.96%	12.72%	11.62%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I4; Pacific Life Fund Advisors LLC (FIAM, LLC)	0.86%[1]	29.97%	14.28%	14.12%
Seeks capital appreciation.	Pacific Select Fund Large-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.64%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.84%	7.97%	9.11%	8.43%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Federated MDTA LLC)	0.88%[1]	2.48%	8.27%	10.17%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class I (formerly called Pacific Select Fund Mid-Cap Equity Portfolio Class I); Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.65%[1]	14.95%	10.24%	10.26%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	10.31%	9.80%	8.89%
Seeks high, long-term growth of capital.	Pacific Select Fund Pacific Dynamix – Aggressive Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	N/A	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	8.54%	4.39%	4.81%
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	13.90%	8.00%	7.78%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	12.12%	6.63%	6.49%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.97%	12.37%	6.94%	7.26%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.90%	6.38%	2.04%	3.14%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.94%	11.36%	6.20%	6.65%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.92%	11.21%	5.44%	5.81%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	8.41%	3.67%	4.45%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF Avantis Balanced Allocation Portfolio Class I (formerly called Class D); Pacific Life Fund Advisors LLC	0.65%	11.54%	6.36%	7.19%
Seeks capital appreciation.	Pacific Select Fund QQQ Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.60%[1]	N/A	N/A	N/A
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.99%[1]	7.51%	4.16%	5.23%
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.64%	4.87%	1.62%	1.67%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.94%[1]	9.70%	7.54%	7.33%
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I5; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	6.55%	6.17%	8.14%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.58%	10.84%	6.77%	7.20%
Seeks capital appreciation.	Pacific Select Fund Small-Cap Plus Bond Alpha Portfolio Class I; Pacific Life Fund Advisors, LLC	0.69%[1]	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Avantis Investors by American Century)	0.83%[1]	6.18%	5.91%	6.30%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM LLC)	1.04%[1]	37.45%	17.76%	14.72%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Total Return Portfolio Class I (formerly called Pacific Select Fund Managed Bond Portfolio Class I); Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.92%	2.70%	0.15%	1.65%
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.87%[1]	16.50%	8.89%	8.41%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (Putnam Investment Management, LLC)	0.86%[1]	10.14%	5.17%	6.22%
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.	PIMCO Global Managed Asset Allocation Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.28%[1]	10.75%	6.03%	5.75%
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Administrative Class; Pacific Investment Management Company, LLC	1.06%	5.41%	2.71%	N/A
Long-term growth of capital.	Royce Micro-Cap Portfolio Service Class; Royce & Associates, LP	1.45%	1.28%	10.70%	7.02%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Blue Chip Growth Portfolio II; T. Rowe Price Associates, Inc.	0.99%	35.17%	14.18%	14.48%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio II; T. Rowe Price Associates, Inc.	0.98%	11.38%	8.21%	8.00%
Long-term capital growth.	Templeton Foreign VIP Fund Class 2; Templeton Investment Counsel, LLC	1.06%[1]	-1.00%	2.60%	2.38%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.75%[1]	-11.37%	-4.85%	-2.03%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Initial Class; Van Eck Associates Corporation	1.06%	-2.83%	7.54%	0.82%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio Class II6; Legg Mason Partners Fund Advisor, LLC	1.06%	6.70%	1.81%	3.45%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2Effective May 1, 2021, transfer requests and future premium allocations designated to the Lord Abbett Developing Growth Portfolio Class VC Investment Option will no longer be accepted.

3Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

4Effective January 17, 2025, transfer requests and premium allocations designated to the Pacific Select Fund Large-Cap Growth Portfolio Investment Option are no longer accepted. If you were invested in this option prior to the effective date, you may continue to allocate premiums to this option. If at any time, you reduce your investment in this fund to $0, you will not be able to invest in this fund again in the future.

5Effective May 1, 2014, transfer requests and future premium allocations designated to the Pacific Select Fund Small-Cap Growth investment option will no longer be accepted.

6Effective January 17, 2025, transfer requests and premium allocations designated to all Western Asset Management VIT Portfolios will no longer be accepted.

ALLOWABLE INVESTMENT OPTIONS

If you elect the Minimum Earnings Benefit Rider, Guaranteed Minimum Distribution Rider or Guaranteed Minimum Distribution Rider II, at initial purchase and during the entire time that you own the Rider, you must allocate 100% of your Accumulated Value only to allowable Investment Options. If you do not allocate your entire Accumulate Value according to any applicable requirements, your Rider may terminate.

Allowable Investment Options
American Funds IS Asset Allocation Fund	Pacific Dynamix-Growth
BlackRock Global Allocation V.I. Fund	Portfolio Optimization Conservative
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	Portfolio Optimization Moderate-Conservative
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	Portfolio Optimization Moderate
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	Portfolio Optimization Growth
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	PIMCO Global Managed Asset Allocation Portfolio
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	Fixed Account
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	Fixed LT Account
Pacific Dynamix-Conservative Growth
Pacific Dynamix-Moderate Growth

We may add or remove allowable Investment Options at any time. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Our right to add or remove allowable Investment Options may limit the number of Investment Options that are otherwise available to you under the Policy. Please discuss with your financial professional if this Policy and Rider are appropriate for you given our right to make changes to the allowable Investment Options.

We may make such a change due to a Fund reorganization, Fund substitution, Fund liquidation, or to help protect our ability to provide the guarantees under the Rider (for example, changes in an underlying Fund’s investment objective and principal investment strategies, or changes in general market conditions). If such a change is required, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Accumulated Value.

We will send you written notice in the event any transaction made by you will cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have at least 20 calendar days starting from the date of our written notice, to instruct us to take appropriate corrective action to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

APPENDIX: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These are all the material state variations, and they will be reflected in your Policy and in Riders or Endorsements to your Policy. See your financial professional or contact us for specific information that may be applicable to your state.

POLICY DATE

Policy Date

For MVP policies issued in Massachusetts, the term “Issue Date” is substituted for Policy Date.

REINSTATING A LAPSED POLICY

Reinstatement

Policies issued in Oregon that have not been surrendered may be reinstated within three years after the end of the Grace Period.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about the Policies and Pacific Select Exec Separate Account in the Statement of Additional Information (“SAI”) dated May 1, 2025. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge, upon request, by calling (800) 347-7787, or you can view it online at https://pacificlife.onlineprospectus.net/pacificlife/products/. Reports and other information about Pacific Select Exec Separate Account are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You may contact us at the number below to request information or make inquiries about the Policy.

If you ask us, we will provide you with one or more Illustrations. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and also Policy loans) at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000021526 (MVP) and C000041188 (MVP VI)